STEIN ROE TAXABLE BOND FUNDS
                    STEIN ROE INTERMEDIATE BOND FUND, CLASS S

                              STEIN ROE INCOME FUND
                            STEIN ROE HIGH YIELD FUND

                          ANNUAL REPORT o JUNE 30, 2002

Effective February 1, 2002, the Stein Roe Intermediate Bond Fund was renamed Liberty Intermediate Bond Fund with ClassS renamed as Stein Roe Intermediate Bond Fund, Class S.

Effective July 15, 2002, Stein Roe Income Fund was renamed Liberty Income Fund.

[logo: STEIN ROE MUTUAL FUNDS]

Contents

From the President                                                  1

Stein Roe Intermediate Bond Fund, Class S
      Performance Summary                                           4
      Portfolio Manager's Report                                    5

Stein Roe Income Fund
      Performance Summary                                          10
      Portfolio Manager's Report                                   11

Stein Roe High Yield Fund
      Performance Summary                                          14
      Portfolio Manager's Report                                   15

Investment Portfolios                                              18

Financial Statements                                               40

Notes to Financial Statements                                      52

Financial Highlights                                               66

Report of Ernst & Young LLP,

Independent Auditors                                               84

Trustees                                                           86

Officers                                                           90

Transfer Agent                                                     93



             o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE



For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

From the President

[photo of Keith T. Banks]

Dear Shareholder:

Over the past 12 months, the environment for the bond market was shaped by economic events and investor concerns. Although the Federal Reserve Board halted its string of interest rate cuts in December 2001, its presence on the sidelines was felt by the market as investors tried to guess the timing of its next move. A robust first quarter in 2002 created fears that the Fed could begin raising short-term interest rates. However, the Fed kept a key short-term interest rate at 1.75%, and indications of slower economic growth in the second quarter raised the possibility that any further action on interest rates could be delayed until later in the year.

     As the US stock market declined sharply during the period, investors were reminded that having a fixed-income component, which may be a sound strategy in any environment, may be particularly beneficial when stocks fall on difficult times. Within the fixed-income universe, the US Treasury market was one of the strongest bond market sectors for the period. Investors sought the relative safety of the highest quality bonds. High-quality corporate bonds reported gains for the period, but they retreated in the final months as issues of corporate governance and accounting irregularities had a negative impact on stocks and bonds. These issues weighed heavily on the high-yield bond market, which rallied late in 2001 as economic expectations improved, but gave back all their gains in the final months of the period.

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     The following report will provide you with more detailed information about fund performance and the strategies used by their portfolio managers. As always, we thank you for investing in Stein Roe funds and for giving us the opportunity to help you build a strong financial future.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

Stein Roe Mutual Funds

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

2
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3
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Performance Summary

Stein Roe Intermediate Bond Fund, Class S

Average annual total return (%)
Period ended June 30, 2002

                                               1-year    5-year    10-year
----------------------------------------------------------------------------
Stein Roe Intermediate
Bond Fund, Class S                              5.36      6.93      6.95
----------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index                                      8.63      7.57      7.35
----------------------------------------------------------------------------
Lipper Intermediate Investment
Grade Debt Fund Average                         6.72      6.41      6.53
----------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return may vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions, if any. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Source of data: Lipper, Inc. and Liberty Funds Distributor, Inc.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

INVESTMENT COMPARISON

Value of a $10,000 investment, June 30, 1992 to June 30, 2002

[line chart data]:

                                                     Lipper
             Stein Roe             Lehman            Intermediate
             Intermediate          Brothers          Investment
             Bond Fund,            Aggregate         Grade Debt
             Class S               Bond Index        Fund Average

1992             $10,000.0         $10,000.0        $10,000.0
                  10,403.0          10,438.0         10,430.0
                  10,389.0          10,421.0         10,458.0
                  10,857.0          10,884.0         10,890.0
1993              11,058.0          11,169.0         11,179.0
                  11,283.0          11,486.0         11,470.0
                  11,343.0          11,490.0         11,477.0
                  11,095.0          11,161.0         11,148.0
1994              11,006.0          11,005.0         11,033.0
                  11,085.0          11,057.0         11,100.0
                  11,054.0          11,066.0         11,143.0
                  11,515.0          11,570.0         11,704.0
1995              12,119.0          12,241.0         12,417.0
                  12,393.0          12,465.0         12,660.0
                  12,917.0          12,981.0         13,200.0
                  12,751.0          12,742.0         12,966.0
1996              12,822.0          12,795.0         13,040.0
                  13,086.0          13,031.0         13,281.0
                  13,500.0          13,409.0         13,680.0
                  13,469.0          13,344.0         13,603.0
1997              14,015.0          13,799.0         14,102.0
                  14,463.0          14,239.0         14,570.0
                  14,757.0          14,588.0         14,999.0
                  15,060.0          14,812.0         15,233.0
1998              15,347.0          15,128.0         15,589.0
                  15,631.0          15,690.0         16,249.0
                  15,703.0          15,720.0         16,304.0
                  15,838.0          15,646.0         16,222.0
1999              15,746.0          15,479.0         16,080.0
                  15,904.0          15,569.0         16,189.0
                  15,904.0          15,550.0         16,170.0
                  16,261.0          15,828.0         16,527.0
2000              16,474.0          16,029.0         16,814.0
                  17,073.0          16,472.0         17,321.0
                  17,617.0          17,094.0         18,050.0
                  18,373.0          17,619.0         18,598.0
2001              18,593.0          17,676.0         18,703.0
                  19,082.0          18,418.0         19,565.0
                  19,237.0          18,398.0         19,575.0
                  19,389.0          18,359.0         19,592.0
2002              19,587.0          18,851.0         20,315.0


Past performance is no guarantee of future results. Share price and investment return may vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions, if any. The illustration above assumes a $10,000 investment on 6/30/92. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment. Lipper, Inc., a widely respected data provider in the industry calculates an average total return for mutual funds with similar investment objectives as the fund. Source of data:
Lipper, Inc. and Liberty Funds Distributor, Inc.

4
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Portfolio Manager's Report

                                 Fund Commentary

COMMENTARY FROM MIKE KENNEDY,
PORTFOLIO MANAGER OF LIBERTY
INTERMEDIATE BOND FUND

     For the 12-month period that ended June 30, 2002, Stein Roe Intermediate Bond Fund, Class S generated a total return of 5.36%. The fund underperformed its primary benchmark, the Lehman Brothers Aggregate Bond Index, which posted a total return of 8.63% for the same period. The fund also lagged its peers as measured by the Lipper Intermediate Investment Grade Debt Fund Category Average, which had a total return of 6.72% for the year. The combination of an overweight position in corporate debt securities and the fund's exposure to both Enron and WorldCom (0.2% of net assets) contributed the most to the fund's relative underperformance.

--------------------------------------------------------------------------------
Investment Objective:

Seeks its total return by pursuing current income and opportunities for capital preservation. The fund invests all of its assets in SR&F Intermediate Bond Portfolio as part of a master fund/feeder fund structure. The portfolio invests primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between 3 and 10 years.

Fund Inception:
12/5/78

Net Assets:
$802.4 million
--------------------------------------------------------------------------------


IMPACT OF SECTOR WEIGHTINGS AND BOND HOLDINGS

     Although financial markets rarely offer periods of unchallenged opportunity, the past year was an especially tough environment for investors in corporate debt. In the wake of sharply reduced earnings expectations, and aggravated by incidences of accounting irregularities at a small number of companies, many investors' nerves are rattled. Any potentially bad news regarding company earnings or audits have resulted in swift and punishing sell-offs in both the stock and bond markets.

     We continued to favor attractively valued corporate bonds over US Treasuries during the past year. This approach, which contributed to the fund's solid performance during the first six months of the year, took advantage of the wider-than-usual yield gap between corporate bonds and US Treasuries. However, except for a brief rally during the first quarter of 2002, investment grade corporate bonds underperformed US Treasuries during the second half of the year as investors sought safety and stability.

5
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     The unsettling events at both Enron and WorldCom have been major disappointments to all investors. In both cases the speed with which the market reacted to disclosures of potentially fraudulent activities left little opportunity to sell the bonds. In WorldCom's case, we had become concerned in January about the quality of company earnings and had begun to reduce the fund's exposure as part of our tactical approach to risk management. Unfortunately, even though we had reduced our WorldCom holdings, we were unable to completely sidestep the downward valuation spiral after the company disclosed it had fraudulently overstated its earnings. Now, we are watching developments at WorldCom closely. The company filed for bankruptcy on July 21st (after the close of the fund's reporting period), and we believe that WorldCom bonds have the potential to recover if the company can reorganize.

-------------------------------------
Maturity1                       %
--------                       ---

Greater than 20 years         10.9
10-20 years                    5.4
5-10 years                    40.9
1-5 years                     39.4
Less than 1 year               3.4
-------------------------------------

     From a broader perspective, we are convinced that these capital market shocks will lead to better accounting transparency and more ethical reporting requirements, improvements that should have long-term positive effects for all investors.

--------------------------------------------------------------------------------
About duration

Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and also a more accurate measure of a fund's exposure to changing interest rates.

Since we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices move in the opposite direction that interest rates are moving, we lower duration when we expect interest rates to rise or we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration or fall after we shorten duration, fund performance could be hurt.

--------------------------------------------------------------------------------


SHORTENING DURATIONS, SEEKING MORE ATTRACTIVE CREDIT RISK EXPOSURE

     Because we believe that interest rates are close to the bottom, we began to position the portfolio in anticipation of rising interest rates by shortening the average duration of the fund's holdings. (Duration is a measure of the fund's interest rate sensitivity. See sidebar.) We have also begun to increase the fund's weighting of lower-rated, high-yield corporate bonds, believing

6
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that prices have bottomed and credit trends have improved sufficiently to make them very attractive.

LOOKING AHEAD

     We believe there will be a stronger economy during the next several quarters than is generally expected. While there is always the potential for confidence-shaking events, we are optimistic about your fund's prospects. In particular, we believe that the economic recovery, now well underway, will have a positive effect on corporate earnings and profitability -- and, by extension, on investment performance.

Portfolio quality1

[bar chart data]:

                        As of            As of
                        6/30/02          6/30/01

AAA                       19.8             16.0
AA                         8.4              8.1
A                         35.9             29.8
BBB                       25.7             24.6
BB and below               8.6             14.7
US Treasury/Agency         1.6              6.8


Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that the bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. The Lehman Brothers Aggregate Bond Index is an unmanaged group of bonds that vary in quality. Unlike the fund, an index is not an investment, does not incur fees or expenses, and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index. Source of Lipper Data: Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

7
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--------------------------------------------------------------------------------
Portfolio statistics
                                  As of 6/30/02       As of 6/30/01
Adjusted duration                   4.1 years           5.1 years
Average weighted maturity           6.9 years           8.3 years
Average weighted coupon               7.18%               7.56%
--------------------------------------------------------------------------------


Securities breakdown as of 6/30/01 (%)1

[pie chart data]:

Corporate bonds                            76.3
Asset-backed & non-agency
   mortgage-backed securities              20.1
US Treasury Securities                      2.2
Cash equivalents & other                    1.4


Securities breakdown as of 6/30/02 (%)1

[pie chart data]:

Corporate bonds                            80.2
Asset-backed & non-agency
mortgage-backed securities                  9.9
Government obligations                      5.4
Cash equivalents & other                    4.5


1 Maturity, quality breakdowns and securities are calculated as a percentage of total net assets in SR&F Intermediate Bond Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain these breakdowns in the future. Holdings are disclosed as of June 30, 2002 and are subject to change.

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9
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Performance Summary

Stein Roe Income Fund

Average annual total return (%)
Period ended June 30, 2002

                                               1-year    5-year    10-year
-----------------------------------------------------------------------------
Stein Roe Income Fund, Class S                  5.80      6.36      7.38
-----------------------------------------------------------------------------
Lehman Brothers Intermediate
Credit Bond Index                               7.65      7.14      7.32
-----------------------------------------------------------------------------
Lipper Corporate BBB Rated
Debt Fund Average                               5.23      5.54      6.99
-----------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return may vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions, if any. The Lehman Brothers Intermediate Credit Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Source of data: Lipper, Inc. and Liberty Funds Distributor, Inc.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

INVESTMENT COMPARISON

Value of a $10,000 investment, June 30, 1992 to June 30, 2002

[line chart data]:

                                    Lehman
                                    Brothers            Lipper
                  Stein Roe         Intermediate        Corporate BBB
                  Income Fund,      Credit              Rated Debt
                  Class S           Bond Index          Fund Average

1992             $10,000.0         $10,000.0        $10,000.0
                  10,537.0          10,491.0         10,452.0
                  10,503.0          10,498.0         10,406.0
                  11,081.0          11,075.0         10,909.0
1993              11,464.0          11,487.0         11,225.0
                  11,838.0          11,913.0         11,539.0
                  11,909.0          12,012.0         11,565.0
                  11,530.0          11,565.0         11,249.0
1994              11,386.0          11,306.0         11,161.0
                  11,482.0          11,415.0         11,276.0
                  11,453.0          11,372.0         11,257.0
                  12,057.0          11,899.0         11,857.0
1995              12,843.0          12,821.0         12,600.0
                  13,137.0          13,163.0         12,859.0
                  13,714.0          13,795.0         13,395.0
                  13,516.0          13,516.0         13,209.0
1996              13,580.0          13,599.0         13,272.0
                  13,876.0          13,933.0         13,531.0
                  14,375.0          14,481.0         13,926.0
                  14,368.0          14,397.0         13,869.0
1997              14,977.0          15,007.0         14,350.0
                  15,484.0          15,608.0         14,805.0
                  15,751.0          15,979.0         15,089.0
                  16,057.0          16,275.0         15,343.0
1998              16,282.0          16,577.0         15,648.0
                  16,332.0          16,783.0         16,274.0
                  16,380.0          16,932.0         16,341.0
                  16,452.0          16,870.0         16,342.0
1999              16,366.0          16,647.0         16,210.0
                  16,442.0          16,649.0         16,324.0
                  16,581.0          16,667.0         16,368.0
                  16,992.0          16,985.0         16,571.0
2000              17,171.0          17,046.0         16,811.0
                  17,755.0          17,491.0         17,351.0
                  18,209.0          17,986.0         17,918.0
                  19,007.0          18,576.0         18,629.0
2001              19,263.0          18,662.0         18,817.0
                  19,548.0          19,216.0         19,598.0
                  19,783.0          19,324.0         19,667.0
                  19,939.0          19,264.0         19,633.0
2002              20,384.0          19,639.0         20,258.0


Past performance is no guarantee of future results. Share price and investment return may vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions, if any. The illustration above assumes a $10,000 investment on 6/30/92. The Lehman Brothers Intermediate Credit Bond Index is an unmanaged group of fixed-income securities that may differ from the composition of the fund. Unlike mutual funds it is not possible to invest directly in an index. Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Source of data: Lipper, Inc. and Liberty Funds Distributor, Inc.

10
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Portfolio Manager's Report

                                 Fund Commentary

COMMENTARY FROM STEPHEN F. LOCKMAN, CFA,
PORTFOLIO MANAGER OF
STEIN ROE INCOME FUND


     For the 12-month period that ended June 30, 2002, Stein Roe Income Fund, Class S generated a total return of 5.80%. The fund underperformed its benchmark, the Lehman Brothers Intermediate Credit Bond Index, which posted a 7.65% total return for the same period. However, it outperformed its peer group, the Lipper Corporate BBB Rated Debt Fund Category average, which was 5.23% because it had a lower exposure to some of the period's worst performing issues.

LOWER INTEREST RATES HAD BIG IMPACT ON RETURNS

     Following the aggressive push by the Federal Reserve Board to lower interest rates throughout most of 2001, the bond market rallied during the first three months of 2002. However, yield spreads on investment grade bonds widened and became more volatile as the result of increased wariness about potential rating agency downgrades, liquidity traps and accounting issues.

--------------------------------------------------------------------------------
Investment Objective:

Seeks its total return by investing for a high level of current income and, to a lesser extent, capital appreciation. The fund invests all of its assets in SR&F Income Portfolio as part of a master fund/feeder fund structure. At least 80% of net assets (plus any borrowings for investment purposes). The portfolio invests primarily in medium- or higher-quality debt securities and, to a lesser extent, lower-quality securities, which may involve greater credit and other risks.

Fund Inception:
3/5/86

Net Assets:
$327.3 million
--------------------------------------------------------------------------------


SECTOR AND CREDIT SELECTION HELPED ABSOLUTE PERFORMANCE

     In a year that was remarkable for continuously breaking news of financial improprieties at a relatively small number of high-flying companies, investors were rewarded for being underweight in a group of bonds that ultimately were responsible for dragging down the major bond indexes. Careful research helped the fund avoid many of these minefields. The fund was underweight in the media, telecommunications, utilities and technology sectors, which lagged for most of the fund's fiscal year. The entire telecom sector was under pressure during the year, hamstrung by a flood of new issues that



11
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met with little investor demand. Nevertheless, we did take a position in
WorldCom in January 2002, taking advantage of the opportunity for higher yields. However, we sold as soon as we determined that the company's business prospects were deteriorating, and were able to avoid most of the issue's precipitous drop in value.

Economic Sector Breakdown as of 6/30/02
(% of net assets)1

[bar chart data]:

Finance, insurance & real estate            26.1
Transportation, communications,
  electric, gas & sanitary services         18.1
Services                                    14.8
Manufacturing                                9.1
Mining & energy                              8.5


---------------------------------------
Maturity breakdown1             %
------------------             ---

Greater than 20 years         17.1
10-20 years                    9.0
5-10 years                    34.6
1-5 years                     29.0
Less than 1 year              10.3
---------------------------------------


     Rather than concentrate the fund's assets in industries where there was lack of liquidity and overcapacity, we focused our investment activities on sectors that were able to generate greater levels of free cash flow to make interest payments on their debt, such as energy, auto parts and chemical companies. Finally, we were able to offset some of the risks of holding weakening individual credits by acting quickly on negative news.

     On the other hand, earlier in the year the fund did have modest exposure to high-yield securities that generally underperformed the index. When it appeared that economic recovery would be delayed, we increased our exposure to A and AA rated credits, which helped the fund perform better than most of its BBB rated peers.

MARKET VOLATILITY WILL DRIVE FUND'S
INVESTMENTS TO HIGHER-QUALITY

     In a slow-growth economy, we believe that corporate earnings will remain unstable and as a result, bond prices could be volatile in the near term. In this environment we are favoring higher-quality issues and expect to maintain a smaller allocation to higher-yielding securities

12
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 than we have in the past. Until business prospects improve, we will focus on lowering the fund's volatility by concentrating on industry selection and individual credit analysis.

Portfolio quality1

                    As of            As of
                    6/30/02          6/30/01

AAA & AA            23.1             14.6
A                   24.1             20.8
BBB                 28.4             36.5
BB&B                23.7             24.8
CCC/Not Rated*       0.7              3.3

    *Includes cash

     Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments.

1 Sector, maturity and quality breakdowns are calculated as a percentage of net assets in SR&F Income Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain these breakdowns in the future.

--------------------------------------------------------------------------------
Portfolio statistics
                                  As of 6/30/02       As of 6/30/01
Adjusted duration                   5.3 years           5.6 years
Average weighted maturity          10.6 years          10.8 years
Average weighted coupon               7.31%               8.14%
--------------------------------------------------------------------------------




13
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Performance Summary

 Stein Roe High Yield Fund

 Average annual total return (%)
 Period ended June 30, 2002

                                               1-year    5-year     Life1
----------------------------------------------------------------------------
 Stein Roe High Yield Fund,
   Class S                                     -2.86      1.90      3.55
----------------------------------------------------------------------------
 Merrill Lynch High Yield
   Master II Index                             -4.36      1.14      2.55
----------------------------------------------------------------------------
 Lipper High Current Yield
   Fund Average                                -3.55     -0.46      0.39
----------------------------------------------------------------------------

1 Stein Roe High Yield Fund commenced operations on 11/1/96. Index and peer group comparisons are from 10/31/96.



 MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. An expense limitation of 1.00% was in effect for Stein Roe High Yield Fund for the periods shown. Returns would have been lower without the limitation. Total return performance includes changes in share price and reinvestment of income and capital gains distributions, if any. The Merrill Lynch High Yield Master II Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Source of data: Lipper, Inc. and Liberty Funds Distributor, Inc.

 Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

 INVESTMENT COMPARISON

 Value of a $10,000 investment, November 1, 1996 to June 30, 2002

[line chart data]:

                  Stein Roe
                  High Yield        Merrill Lynch     Lipper High
                  Fund,             High Yield        Current Yield
                  Class S           Master II Index   Fund Average

Nov-96           $10,000.0         $10,000.0        $10,000.0
                  10,076.0          10,201.0         10,182.0
                  10,271.0          10,286.0         10,303.0
                  10,393.0          10,363.0         10,411.0
                  10,621.0          10,522.0         10,591.0
                  10,424.0          10,377.0         10,378.0
                  10,591.0          10,510.0         10,471.0
                  10,914.0          10,732.0         10,753.0
                  11,090.0          10,898.0         10,929.0
                  11,410.0          11,187.0         11,221.0
                  11,403.0          11,173.0         11,245.0
                  11,658.0          11,375.0         11,501.0
                  11,565.0          11,433.0         11,455.0
                  11,671.0          11,540.0         11,550.0
97                11,903.0          11,651.0         11,678.0
                  12,151.0          11,836.0         11,910.0
                  12,348.0          11,885.0         12,013.0
                  12,653.0          11,998.0         12,175.0
                  12,743.0          12,049.0         12,221.0
                  12,711.0          12,121.0         12,220.0
                  12,687.0          12,184.0         12,233.0
                  12,882.0          12,262.0         12,314.0
                  11,852.0          11,643.0         11,448.0
                  11,877.0          11,673.0         11,373.0
                  11,759.0          11,424.0         11,142.0
                  12,394.0          12,017.0         11,738.0
98                12,415.0          11,995.0         11,704.0
                  12,702.0          12,157.0         11,893.0
                  12,743.0          12,074.0         11,860.0
                  13,048.0          12,214.0         12,043.0
                  13,330.0          12,438.0         12,322.0
                  13,106.0          12,323.0         12,108.0
                  13,127.0          12,293.0         12,109.0
                  13,182.0          12,309.0         12,124.0
                  12,940.0          12,178.0         12,001.0
                  12,884.0          12,129.0         11,934.0
                  12,871.0          12,064.0         11,909.0
                  13,180.0          12,221.0         12,110.0
99                13,435.0          12,294.0         12,265.0
                  13,256.0          12,247.0         12,211.0
                  13,392.0          12,273.0         12,312.0
                  13,141.0          12,093.0         12,122.0
                  13,103.0          12,093.0         12,089.0
                  12,910.0          11,940.0         11,887.0
                  13,204.0          12,171.0         12,129.0
                  13,277.0          12,236.0         12,164.0
                  13,381.0          12,356.0         12,234.0
                  13,006.0          12,250.0         12,062.0
                  12,591.0          11,860.0         11,676.0
                  11,910.0          11,405.0         11,093.0
2000              12,153.0          11,665.0         11,334.0
                  12,963.0          12,403.0         12,064.0
                  13,024.0          12,592.0         12,124.0
                  12,720.0          12,340.0         11,798.0
                  12,521.0          12,172.0         11,675.0
                  12,797.0          12,387.0         11,821.0
                  12,543.0          12,061.0         11,529.0
                  12,527.0          12,256.0         11,619.0
                  12,688.0          12,353.0         11,706.0
                  11,682.0          11,499.0         10,944.0
                  12,058.0          11,867.0         11,206.0
                  12,471.0          12,284.0         11,566.0
2001              12,284.0          12,187.0         11,537.0
                  12,313.0          12,254.0         11,585.0
                  12,221.0          12,092.0         11,419.0
                  12,416.0          12,397.0         11,651.0
                  12,523.0          12,595.0         11,777.0
                  12,536.0          12,500.0         11,681.0
2-Jun             12,183.0          11,534.0         11,100.0


 MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions, if any. The illustration above assumes a $10,000 investment on 11/01/96 (10/31/96 for index and peer group). The Merrill Lynch High Yield Master II Index is an unmanaged group of fixed-income securities that may differ from the composition of the fund; it is not available for direct investment. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Source of data:
 Lipper, Inc. and Liberty Funds Distributor, Inc.

Portfolio Manager's Report

                                 Fund Commentary

COMMENTARY FROM STEPHEN F. LOCKMAN, CFA,
PORTFOLIO MANAGER OF
STEIN ROE HIGH YIELD FUND

     For the 12-month period that ended June 30, 2002, Stein Roe High Yield Fund, Class S generated a total return of negative 2.86%. The fund outperformed its benchmark, the Merrill Lynch High Yield Master II Index, which posted a negative 4.36% total return for the same period, as well as its peer group, the Lipper High Current Yield Fund Average, which returned negative 3.55%.

     In a year that was remarkable for continuously breaking news of financial improprieties at a relatively small number of high-flying companies, investors were rewarded for being underweight in a certain group of high-yield bonds that dragged down the indexes.

--------------------------------------------------------------------------------
Investment Objective:

Seeks its total return by investing for a high level of current income and capital appreciation. The fund invests all of its assets in the SR&F High Yield Portfolio as part of a master fund/feeder fund structure. At least 80% of net assets in bonds (plus any borrowings for investment purposes). The portfolio invests primarily in high-yield, high-risk debt securities.

Fund Inception:
11/1/96

Net Assets
$39.3 million
--------------------------------------------------------------------------------


SECTOR AND CREDIT SELECTION WERE KEY TO OUTPERFORMANCE

     Chief among the reasons for the relative outperformance was the fact that the fund underweighted the media, telecommunications, utilities and technology sectors. These sectors performed poorly for most of the fund's fiscal year. For example, a flood of new issues, as well as deteriorating earnings quality pressured the telecom sector. We had been concerned about overcapacity in that sector, and therefore decided not to participate in several high-profile bond offerings, most notable were WorldCom and Qwest Communications International. We also avoided the bonds of global conglomerate Tyco International, which imploded after disclosures of major financial improprieties were made known to investors. Although we were fortunate to avoid the downturns at these companies, we did not escape the decline at cable system operator Adelphia, whose securities we sold immediately after the news of its financial woes came out.

     On a more upbeat note, the fund benefited from our focus on cash-rich industry sectors that did a better job of making their debt payments, including gaming, energy, homebuilding and chemical companies. Of these sectors, chemicals represented the deepest value play, as bonds issued by these companies had sold off dramatically last year and recovered nicely. The fund's overweighting of financial services companies also was a positive contributor to performance.

     Finally, the fund benefited from changes we made to the portfolio's average credit quality during the course of the year. During the first six months, we increased the fund's allocation to lower rated high-yield securities, which were then trading at attractive spreads to the BB-rated tier of the high-yield sector. During the first three months of 2002, the bond markets rallied, and we decided to sell the lower-quality issues and replace them with higher-quality bonds. Higher-quality bonds have held up well as a result of investor demand for these securities.

Economic Sector Breakdown as of 6/30/02
(% of net assets)1

[bar chart data]:

Manufacturing                           27.4
Services                                21.4
Transportation, communications,
  electric gas & sanitary services      13.7
Mining & energy                         11.3
Retail trade                             9.4


------------------------------------
 Maturity breakdown1            %
 ------------------            ---

 Greater than 10 years         2.4
 5-10 years                   81.7
 1-5 years                    13.1
 Less than 1 year              2.8
------------------------------------


MARKET VOLATILITY LIKELY TO DRIVE FUND'S
INVESTMENTS TO HIGHER-QUALITY

     Given the relatively slow pace of economic growth, we believe that corporate earnings are likely to remain unstable, and as a result, high-yield bonds could be subject to the same volatility that has roiled the stock market. In this environment we favor the higher-quality tiers of the high-yield bond sector, although we expect to take advantage of selective opportunities to acquire lower-rated credits at a discount where we see the potential for future gains. Until business prospects improve, we will continue to use industry selection and individual credit analysis to identify attractive issues backed by solid, well-managed companies with above-average cash flow prospects.

--------------------------------------------------------------------------------
Portfolio statistics
                                  As of 6/30/02       As of 6/30/01
Adjusted duration                   4.6 years           4.8 years
Average weighted maturity           7.4 years           7.5 years
Average weighted coupon               9.58%               9.44%
--------------------------------------------------------------------------------


Portfolio quality1 (%)

[bar chart data]:

                  As of             As of
                  6/30/02           6/30/01

BBB                5.9               8.6
BB                38.0              29.4
B                 50.5              55.6
CCC/NR*            2.5               5.8
Other              3.1               0.6


*    Includes cash

     Portfolio holdings are disclosed as of June 30, 2002 and are subject to change.

     Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments.

1 Sector and maturity breakdowns are calculated as a percentage of net assets in SR&F High Yield Portfolio. Quality breakdowns are calculated as a percentage of total holdings in SR&F High Yield Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain these breakdowns in the future.

SR&F Intermediate Bond Portfolio

Investment Portfolio
June 30, 2002

Corporate Fixed-Income Bonds & Notes - 80.2%            Par          Value
AGRICULTURE, FORESTRY & FISHING - 0.5%
   Forestry - 0.5%
   Weyerhaeuser Co., 7.375%, 03/15/32 (a)...    $ 4,200,000    $ 4,262,454
                                                              -------------

CONSTRUCTION - 0.4%
   Building Construction - 0.4%
   Pulte Homes, Inc., 7.875%, 06/15/32......      3,500,000      3,499,405
                                                              -------------

FINANCE, INSURANCE & REAL ESTATE - 29.3%
   Depository Institutions - 9.2%
   Bank One Corp., 6.000%, 08/01/08 (b).....     10,000,000     10,371,000
   Barclays Bank PLC, 7.375%, 06/29/49 (a)..      5,000,000      5,372,640
   Credit Suisse First Boston USA, Inc.,
     5.875%, 08/01/06.......................      7,750,000      8,075,267
   First Massachusetts Bank, 7.625%, 06/15/11     5,500,000      5,940,935
   Golden State Escrow Corp.:
     7.000%, 08/01/03.......................      3,880,000      4,010,872
     7.125%, 08/01/05.......................      5,060,000      5,371,747
   Popular, Inc., 6.125%, 10/15/06..........      7,000,000      7,116,270
   Sovereign Bancorp, Inc., 10.500%, 11/15/06     6,250,000      7,044,875
   Washington Mutual, Inc., 7.500%, 08/15/06      7,000,000      7,591,920
   Wells Fargo Co., 7.250%, 08/24/05........     11,170,000     12,192,837
                                                              -------------
                                                                73,088,363
                                                              -------------
   Financial Services - 7.8%
   Citicorp, 8.040%, 12/15/19 (a)...........      9,000,000      9,856,440
   Citigroup, Inc., 5.700%, 02/06/04........      5,000,000      5,207,750
   GATX Financial Corp., 8.875%, 06/01/09...      5,000,000      5,012,500
   International Lease Finance Corp.,
     6.375%, 03/15/09.......................      7,500,000      7,717,725
   John Deere Capital Corp., 7.000%, 03/15/12     9,000,000      9,604,530
   LaBranche & Co., Inc., 12.000%, 03/01/07.      3,300,000      3,729,000
   National Rural Utilities Cooperative Finance Corp.,
     7.250%, 03/01/12.......................      4,400,000      4,711,080
   Pemex Master Trust, 7.875%, 02/01/09.....      5,000,000      5,131,900
   Wachovia Corp., 6.875%, 09/15/05.........     10,770,000     11,583,027
                                                              -------------
                                                                62,553,952
                                                              -------------
   Holding & Other Investment Offices - 1.5%
   HSBC Holdings PLC:
     9.547%, 12/31/49 (a)...................      4,500,000      5,339,790
     10.176%, 12/31/49 (a)..................      5,000,000      6,478,900
                                                              -------------
                                                                11,818,690
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

   Insurance Carriers - 2.3%
   Florida Windstorm Underwriting Association,
     7.125%, 02/25/19 (a)...................    $ 4,325,000    $ 4,542,375
   Nationwide Financial Services,
     5.900%, 07/01/12.......................      4,200,000      4,127,844
   Prudential Insurance Co. of America,
     7.650%, 07/01/07.......................      8,725,000      9,475,176
                                                              -------------
                                                                18,145,395
                                                              -------------
   Non-Depository Credit Institutions - 5.9%
   Brascan Corp., 7.125%, 06/15/12..........      3,500,000      3,493,210
   Countrywide Home Loans, Inc.,
     6.850%, 06/15/04.......................      8,500,000      8,965,375
   Ford Motor Credit Co.:
     7.250%, 10/25/11.......................      8,500,000      8,491,925
     7.375%, 10/28/09.......................      7,000,000      7,162,610
     7.600%, 08/01/05.......................      5,000,000      5,238,550
   General Motors Acceptance Corp.,
     6.875%, 09/15/11.......................      5,500,000      5,448,740
   Household Finance Corp., 6.375%, 10/15/11      8,200,000      8,198,829
                                                              -------------
                                                                46,999,239
                                                              -------------
   Real Estate - 1.7%
   EOP Operating L.P., 8.375%, 03/15/06.....      7,000,000      7,667,030
   iStar Financial, Inc., 8.750%, 08/15/08..      6,000,000      6,000,000
                                                              -------------
                                                                13,667,030
                                                              -------------
   Security Brokers & Dealers - 0.9%
   Jefferies Group, Inc., 7.750%, 03/15/12..      7,250,000      7,401,018
                                                              -------------
MANUFACTURING - 10.4%
   Apparel - 1.1%
   Cintas Corp.:
     5.125%, 06/01/07 (a)...................      5,315,000      5,368,682
     6.000%, 06/01/12 (a)...................      3,250,000      3,275,838
                                                              -------------
                                                                 8,644,520
                                                              -------------
   Chemicals & Allied Products - 1.5%
   American Home Products Corp.,
     7.900%, 02/15/05.......................      5,875,000      6,426,721
   Eastman Chemical Co., 7.625%, 06/15/24...      5,000,000      5,412,900
                                                              -------------
                                                                11,839,621
                                                              -------------
   Electronic & Electrical Equipment - 0.9%
   Oncor Electric Delivery Co.,
     7.000%, 05/01/32 (a)...................      7,500,000      7,564,050
                                                              -------------
   Food & Kindred Products - 0.4%
   Land O'Lakes, Inc., 8.750%, 11/15/11 (a).      3,000,000      2,820,000
                                                              -------------
   Lumber & Wood Products - 0.8%
   Georgia-Pacific Corp., 7.500%, 05/15/06..      7,000,000      6,720,000
                                                              -------------
   Machinery & Computer Equipment - 0.2%
   Kennametal, Inc., 7.200%, 06/15/12.......      1,900,000      1,885,085
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

   Miscellaneous Manufacturing - 0.5%
   Dana Corp.:
     9.000%, 08/15/11.......................    $ 3,200,000    $ 3,136,000
     10.125%, 03/15/10 (a)..................      1,000,000      1,025,000
                                                              -------------
                                                                 4,161,000
                                                              -------------
   Paper Products - 1.7%
   Buhrmann US, Inc., 12.250%, 11/01/09.....      1,550,000      1,627,500
   International Paper Co., 8.125%, 07/08/05      9,000,000      9,875,160
   Sappi Papier Holding Co., 7.500%,
     06/15/32 (a)...........................      1,750,000      1,783,373
                                                              -------------
                                                                13,286,033
                                                              -------------
   Printing & Publishing - 2.1%
   Mail-Well, Inc., 9.625%, 03/15/12 (a)....      1,500,000      1,515,000
   PriMedia, Inc., 8.875%, 05/15/11.........      3,000,000      2,160,000
   Scholastic Corp., 5.750%, 01/15/07.......      7,750,000      7,801,925
   Viacom, Inc., 7.700%, 07/30/10...........      4,600,000      5,004,846
                                                              -------------
                                                                16,481,771
                                                              -------------
   Rubber & Plastic - 0.5%
   Goodyear Tire & Rubber Co., 7.857%, 08/15/11   4,350,000      4,008,525
                                                              -------------
   Tobacco Products - 0.7%
   UST, Inc., 8.800%, 03/15/05..............      5,000,000      5,510,450
                                                              -------------
MINING & ENERGY - 3.1%
   Metals & Mining - 0.2%
   Freeport-McMoRan Copper & Gold, Inc.,
     7.500%, 11/15/06.......................      1,670,000      1,402,800
                                                              -------------
   Oil & Gas Extraction - 1.4%
   Nexen, Inc., 7.875%, 03/15/32............      7,000,000      6,985,860
   Noble Drilling Corp., 7.500%, 03/15/19...      4,245,000      4,145,412
   YPF Sociedad Anonima, 7.500%, 10/26/02...        334,047        324,026
                                                              -------------
                                                                11,455,298
                                                              -------------
   Oil & Gas Field Services - 1.5%
   Devon Financing Corp., 7.875%, 09/30/31..      3,500,000      3,727,465
   PDVSA Finance Ltd.:
     7.400%, 08/15/16.......................      2,500,000      1,900,000
     8.750%, 02/15/04.......................      1,547,000      1,531,530
   Petrobras International Finance Co.:
     9.125%, 02/01/07 (a)...................      3,000,000      2,310,000
     9.750%, 07/06/11.......................      3,500,000      2,625,000
                                                              -------------
                                                                12,093,995
                                                              -------------
RETAIL TRADE - 6.2%
   Auto Dealers & Gas Stations - 1.2%
   DaimlerChrysler AG, 6.900%, 09/01/04.....      8,706,000      9,192,578
                                                              -------------
   Food Stores - 0.5%
   Winn-Dixie Stores, Inc., 8.875%, 04/01/08      3,500,000      3,535,000
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

   General Merchandise Stores - 2.8%
   The May Department Stores Co.,
     7.900%, 10/15/07.......................    $ 9,060,000   $ 10,057,868
   Sears Roebuck Acceptance Corp.,
     7.000%, 06/01/32.......................      7,000,000      6,687,380
   Toys R Us, Inc., 6.875%, 08/01/06........      6,000,000      5,935,800
                                                              -------------
                                                                22,681,048
                                                              -------------
   Miscellaneous Retail - 1.0%
   Price/Costco, Inc., 7.125%, 06/15/05.....      7,350,000      7,955,126
                                                              -------------
   Restaurants - 0.7%
   YUM! Brands, Inc., 7.700%, 07/01/12......      6,000,000      5,940,000
                                                              -------------
SERVICES - 8.3%
   Auto Equipment & Rental Services - 0.5%
   Hertz Corp., 7.625%, 06/01/12............      4,250,000      4,215,490
                                                              -------------
   Business Services - 0.3%
   FedEx Corp., 7.530%, 09/23/06............      2,399,164      2,593,305
                                                              -------------
   Health Services - 3.3%
   HCA, Inc., 7.125%, 06/01/06..............      7,750,000      8,073,950
   HealthSouth Corp., 7.625%, 06/01/12 (a)..      7,000,000      6,895,490
   PacifiCare Health Systems, Inc.,
     10.750%, 06/01/09 (a)..................      1,500,000      1,537,500
   United Healthcare Group, 7.500%, 11/15/05      8,500,000      9,321,610
                                                              -------------
                                                                25,828,550
                                                              -------------
   Hotels, Camps & Lodging - 3.2%
   Hyatt Equities LLC, 6.875%, 06/15/07 (a).      5,000,000      5,019,500
   Meditrust Companies:
     7.114%, 08/15/04 (a)...................      2,150,000      2,117,750
     7.820%, 09/10/26.......................      3,700,000      3,700,000
   Prime Hospitality Corp., 9.250%, 01/15/06      2,950,000      3,016,375
   Starwood Hotels & Resorts Worldwide, Inc.,
     7.375%, 05/01/07 (a)...................     11,500,000     11,449,400
                                                              -------------
                                                                25,303,025
                                                              -------------
   Motion Pictures - 1.0%
   The Walt Disney Co., 5.375%, 06/01/07....      8,000,000      8,066,480
                                                              -------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 21.4%
   Aerospace - 1.8%
   Raytheon Co., 8.300%, 03/01/10...........      5,400,000      6,067,872
   Systems 2001 Asset Trust:
     6.664%, 09/15/13 (a)...................      2,945,783      3,129,636
     7.156%, 12/15/11 (a)...................      4,688,372      5,007,869
                                                              -------------
                                                                14,205,377
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

   Air Transportation - 5.1%
   Air 2 US, 8.027%, 10/01/19 (a)...........    $ 6,446,639    $ 6,502,531
   American Airlines, Inc.:
     7.024%, 04/15/11.......................      7,000,000      7,139,370
     7.858%, 10/01/11.......................      1,250,000      1,337,500
   Delta Air Lines, Inc.:
     7.570%, 11/18/10.......................      4,250,000      4,449,793
     7.779%, 11/18/05.......................      6,250,000      6,335,500
   Sabre Holdings Corp., 7.350%, 08/01/11...      3,000,000      3,032,940
   Southwest Airlines Co., 5.496%, 11/01/06.      7,000,000      7,035,770
   United Airlines, Inc.:
     7.783%, 01/01/14.......................      2,927,634      2,839,571
     9.200%, 03/22/08.......................      2,927,634      2,124,582
                                                              -------------
                                                                40,797,557
                                                              -------------
   Broadcasting - 0.9%
   Gannett Co., Inc., 6.375%, 04/01/12......      7,000,000      7,278,460
                                                              -------------
   Cable - 0.9%
   Charter Communications Holding LLC:
     9.625%, 11/15/09.......................      2,000,000      1,330,000
     10.000%, 05/15/11......................      1,000,000        670,000
   CSC Holdings, Inc.:
     7.875%, 02/15/18.......................      4,250,000      3,162,000
     8.125%, 07/15/09.......................      2,000,000      1,620,000
                                                              -------------
                                                                 6,782,000
                                                              -------------
   Electric Services - 5.3%
   Calpine Canada Energy Finance ULC,
     8.500%, 05/01/08.......................      3,000,000      2,010,000
   CMS Energy Corp., 9.875%, 10/15/07.......      1,000,000        810,000
   Edison Mission, 9.875%, 04/15/11.........      1,100,000      1,083,500
   FirstEnergy Corp.:
     5.500%, 11/15/06.......................      5,000,000      4,869,350
     7.375%, 11/15/31.......................      7,250,000      6,918,965
   Kansas City Power & Light, 6.000%,
     03/15/07 (a)...........................     10,000,000     10,249,300
   Niagara Mohawk Power Corp., 8.875%,
     05/15/07...............................      5,500,000      6,254,930
   Oglethorpe Power Corp., 6.974%, 06/30/11.      3,261,000      3,382,668
   Southern Power Co., 6.250%, 07/15/12 (a).      5,000,000      5,006,050
   Southpoint Energy, 8.400%, 05/30/12 (a)..      2,272,277      1,658,762
                                                              -------------
                                                                42,243,525
                                                              -------------
   Pipelines - 0.4%
   El Paso Corp., 7.875%, 06/15/12 (a)......      3,500,000      3,500,350
                                                              -------------
   Sanitary Services - 1.8%
   Allied Waste North America, Inc.,
     8.875%, 04/01/08.......................      3,275,000      3,242,250
   Waste Management, Inc.:
     7.375%, 08/01/10.......................      5,500,000      5,713,675
     7.750%, 05/15/32 (a)...................      5,500,000      5,442,085
                                                              -------------
                                                                14,398,010
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

   Telecommunications - 3.2%
   AOL Time Warner, Inc., 7.700%, 05/01/32..    $ 3,500,000    $ 3,114,545
   AT&T Corp., 6.500%, 11/15/06 (a).........      7,000,000      6,125,000
   Intermedia Communications, Inc.,
     (c) 03/01/09
     (12.250%, 03/01/04)....................      6,000,000        660,000
   Sprint Corp.,
     8.375%, 03/15/12.......................      6,500,000      5,265,000
     8.750%, 03/15/32.......................      5,500,000      4,180,000
   Verizon Wireless, Inc., 5.375%,
     12/15/06 (a)...........................      5,000,000      4,664,750
   WorldCom, Inc., 8.250%, 05/15/31 (d).....      7,850,000      1,256,000
                                                              -------------
                                                                25,265,295
                                                              -------------
   Telephone Communications Ex Radiotelephone - 2.0%
   ALLTEL Corp.:
     7.000%, 07/01/12.......................      3,500,000      3,481,870
     7.875%, 07/01/32.......................      7,000,000      6,868,330
   TPSA Finance BV, 7.750%, 12/10/08 (a)....      6,000,000      5,759,340
                                                              -------------
                                                                16,109,540
                                                              -------------
WHOLESALE TRADE - 0.6%
   Non-Durable Goods - 0.6%
   Lilly Del Mar, Inc., 7.717%, 08/01/29 (a)      4,155,000      4,398,479
                                                              -------------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $647,167,841)...................                   639,597,889
                                                              -------------

ASSET-BACKED & NON-AGENCY
MORTGAGE-BACKED SECURITIES - 9.9%
   American Mortgage Trust, 8.190%, 09/27/22        630,607        617,994
   Asset Securitization Corp., 6.750%, 02/14/41   6,500,000      6,963,125
   Cigna CBO Ltd.,
     6.460%, 11/15/08 (a)...................      4,378,106      4,399,996
   Diversified REIT Trust, 6.780%, 03/18/11 (a)   5,000,000      5,098,437
   First Boston Mortgage Securities Corp.,
     2.786%, 09/28/13 (e)...................        265,262             41
   First Union National Bank:
     5.585%, 02/12/34.......................      6,384,469      6,517,146
     6.141%, 02/12/34.......................      6,100,000      6,297,297
   GS Mortgage Securities Corp.,
     7.750%, 09/20/27 (a)...................      3,741,136      3,911,694
   JP Morgan Commercial Mortgage Finance Corp.,
     7.400%, 07/15/31.......................     10,000,000     11,012,500
   LB Commercial Conduit Mortgage Trust,
     6.210%, 10/15/35.......................     10,000,000     10,562,500
   LB-UBS Commercial Mortgage Trust,
     6.510%, 11/15/10.......................      5,000,000      5,331,250
   Mellon Residential Funding Corp.,
     5.610%, 10/25/28.......................      3,816,724      3,862,048
   Merrill Lynch Mortgage Investors, Inc.,
     7.059%, 12/26/25.......................      3,101,300      3,194,338
   Merrill Lynch Trust, 8.000%, 12/20/18....        374,554        400,466



See notes to investment portfolio.

                                                        Par          Value

ASSET-BACKED & NON-AGENCY
MORTGAGE-BACKED SECURITIES (CONT)
   Nomura Asset Securities Corp.,
     7.120%, 04/13/36.......................    $ 6,255,000    $ 6,782,515
   Option One Mortgage Securities Corp.,
     9.660%, 03/26/29 (a)...................        869,769        852,374
   PNC Mortgage Securities Corp.,
     7.500%, 06/25/26.......................      2,693,389      2,821,325
   Structured Asset Securities Corp.,
     1.600%, 02/25/28.......................     14,137,548        777,565
                                                              -------------

TOTAL ASSET-BACKED & NON-AGENCY
MORTGAGE-BACKED SECURITIES
   (cost of $75,437,837)....................                    79,402,611
                                                              -------------

GOVERNMENT OBLIGATIONS - 5.4%
   FOREIGN GOVERNMENT BOND - 0.8%
   State of Qatar, 9.750%, 06/15/30 (a).....      5,000,000      6,062,500
                                                              -------------

   U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 4.6%
   Federal Home Loan Mortgage Corporation,
     12.000%, 07/01/20......................        821,816        962,034
                                                              -------------
   Federal National Mortgage Association:
     6.000%, 04/01/09 - 03/01/24............     10,294,038     10,553,951
     6.500%, 10/01/28 - 12/01/31............     21,160,040     21,569,909
     8.500%, 09/01/03 - 11/01/03............         25,432         27,181
     9.250%, 03/25/18.......................        765,101        862,046
                                                              -------------
                                                                33,013,087
                                                              -------------
   Government National Mortgage Association:
     6.625%, 07/20/25.......................        446,783        462,840
     8.000%, 02/15/08.......................      1,125,555      1,193,785
     9.000%, 06/15/16 - 10/15/16............         88,845         97,625
                                                              -------------
                                                                 1,754,250
                                                              -------------
   U.S. Treasury Notes,
     5.375%, 02/15/31.......................        985,000        964,522
                                                              -------------

TOTAL GOVERNMENT OBLIGATIONS
   (cost of $39,530,207)....................                    42,756,393
                                                              -------------

SHORT-TERM OBLIGATION - 3.1% Repurchase agreement with SBC Warburg Ltd., dated
   06/28/02, due 07/01/02 at 1.900%, collateralized by U.S. Treasury Bonds and/or Notes with various maturities to 11/15/27, market value $25,214,171 (repurchase proceeds $24,635,900)
     (cost of $24,632,000)..................     24,632,000     24,632,000
                                                              -------------




See notes to investment portfolio.

                                                                     Value

TOTAL INVESTMENTS - 98.6%
   (cost of $786,767,885) (f)...............                  $786,388,893
                                                              -------------

OTHER ASSETS & LIABILITIES, NET - 1.4%......                    10,832,973
                                                              -------------

NET ASSETS - 100.0%.........................                  $797,221,866
                                                              =============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $170,303,335, which represents 21.4% of net assets.

(b) This security, or a portion thereof with a market value of $1,863,669, is being used to collateralize open futures contracts. (c)Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Portfolio will begin accruing this rate.

(d) As of June 30, 2002, the Portfolio held bonds of WorldCom, Inc., representing 0.2% of net assets. WorldCom, Inc. filed for bankruptcy protection under Chapter 11 on July 21, 2002.

(e) This issuer is in default of certain debt covenants. Income is not being accrued.

(f) Cost for generally accepted accounting principles is $786,767,885. Cost for federal income tax purposes is $788,160,764. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences and amortization/accretion tax elections on fixed-income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

Short futures contracts open at June 30, 2002:

                             Par Value                         Unrealized
                            Covered by       Expiration       Depreciation
         Type                Contracts          Month          at 06/30/02
  ---------------------     ----------       ----------        ----------

 5 Year U.S. Treasury Note $27,000,000        September       $  (271,794)
 10 Year U.S. Treasury Note 13,900,000        September          (165,986)
 30 Year U.S. Treasury Bond 50,000,000        September          (729,866)
                                                              -----------
                                                              $(1,167,646)
                                                              ===========




See notes to financial statements.

SR&F Income Portfolio

Investment Portfolio
June 30, 2002

Corporate Fixed-Income Bonds & Notes - 84.2%            Par          Value

AGRICULTURE, FORESTRY & FISHING - 0.4%
   Forestry - 0.4%
   Weyerhaeuser Co., 7.375%, 03/15/32 (a)...    $ 1,425,000    $ 1,446,190
                                                              -------------

CONSTRUCTION - 2.3%
   Building Construction - 2.3%
   Beazer Homes USA, Inc., 8.875%, 04/01/08.      3,000,000      3,030,000
   Del Webb Corp., 9.375%, 05/01/09.........      3,000,000      3,120,000
   Pulte Homes, Inc., 7.875%, 06/15/32......      1,500,000      1,499,745
                                                              -------------
                                                                 7,649,745
                                                              -------------
FINANCE, INSURANCE & REAL ESTATE - 26.1%
   Depository Institutions - 6.9%
   Barclays Bank PLC, 7.375%, 06/29/49 (a)..      2,500,000      2,686,320
   Credit Suisse First Boston USA, Inc.,
     7.900%, 12/15/26 (a)...................      3,500,000      3,796,054
   Export-Import Bank of Korea, 6.375%,
     02/15/06...............................      2,000,000      2,109,420
   Golden State Escrow Corp., 7.125%,
     08/01/05...............................      3,000,000      3,184,830
   Popular, Inc., 6.125%, 10/15/06..........      3,000,000      3,049,830
   Sovereign Bancorp, Inc.:
     8.000%, 03/15/03.......................      1,500,000      1,533,450
     10.500%, 11/15/06......................      1,500,000      1,690,770
   Swiss Bank Corp., 7.375%, 07/15/15.......      4,000,000      4,407,560
                                                              -------------
                                                                22,458,234
                                                              -------------
   Financial Services - 6.2%
   Capital One Financial Corp., 8.750%,
     02/01/07...............................      4,000,000      4,035,000
   Citicorp, 8.040%, 12/15/19 (a)...........      4,000,000      4,380,640
   International Lease Finance Corp.,
     6.375%, 03/15/09.......................      3,000,000      3,087,090
   John Deere Capital Corp., 7.000%, 03/15/12     4,000,000      4,268,680
   LaBranche & Co., Inc., 12.000%, 03/01/07.      2,000,000      2,260,000
   National Rural Utilities Cooperative Finance Corp.,
     7.250%, 03/01/12.......................      2,000,000      2,141,400
                                                              -------------
                                                                20,172,810
                                                              -------------
   Holding & Other Investment Offices - 0.9%
   HSBC Holdings PLC, 9.547%, 12/31/49 (a)..      2,500,000      2,966,550
                                                              -------------
   Insurance Carriers - 1.2%
   Florida Windstorm Underwriting Association,
     7.125%, 02/25/19 (a)...................      2,000,000      2,100,520
   Nationwide Financial Services, 5.900%,
     07/01/12...............................      1,800,000      1,769,076
                                                              -------------
                                                                 3,869,596
                                                              -------------
   Non-Depository Credit Institutions - 3.5%
   Brascan Corp., 7.125%, 06/15/12..........      1,500,000      1,497,090
   Ford Motor Credit Co., 6.500%, 01/25/07..      3,500,000      3,509,345



See notes to investment portfolio.

                                                        Par          Value

   General Motors Acceptance Corp.,
     6.875%, 09/15/11.......................    $ 1,500,000    $ 1,486,020
   Household Finance Corp., 5.750%, 01/30/07      5,000,000      4,962,150
                                                              -------------
                                                                11,454,605
                                                              -------------
   Real Estate - 4.4%
   iStar Financial, Inc., 8.750%, 08/15/08..      2,350,000      2,350,000
   Property Trust of America, 6.875%, 02/15/08    1,500,000      1,569,390
   Prudential Property Separate Account:
     6.625%, 04/01/09 (a)...................      3,000,000      2,987,400
     7.125%, 07/01/07 (a)...................      4,000,000      4,197,000
   Regency Centers L.P., 6.750%, 01/15/12...      1,200,000      1,189,020
   Ventas Realty L.P., 9.000%, 05/01/12 (a).      2,000,000      2,040,000
                                                              -------------
                                                                14,332,810
                                                              -------------
   Security Brokers & Dealers - 3.0%
   Jefferies Group, Inc., 7.750%, 03/15/12..      2,750,000      2,807,282
   Morgan Stanley, Dean Witter & Co.,
     6.600%, 04/01/12.......................      2,500,000      2,546,050
   Spear Leeds & Kellogg L.P., 8.250%,
     08/15/05 (a)...........................      4,000,000      4,430,600
                                                              -------------
                                                                 9,783,932
                                                              -------------
MANUFACTURING - 9.1%
   Apparel - 0.2%
   Cintas Corp., 6.000%, 06/01/12 (a).......        750,000        755,962
                                                              -------------
   Chemicals & Allied Products - 1.0%
   Eastman Chemical Co., 7.625%, 06/15/24...      3,000,000      3,247,740
                                                              -------------
   Electronic & Electrical Equipment - 0.3%
   AMETEK, Inc., 7.200%, 07/15/08 (a).......      1,000,000        993,300
                                                              -------------
   Food & Kindred Products - 1.1%
   Panamerican Beverages, Inc., 7.250%,
     07/01/09...............................      2,000,000      1,976,140
   Pepsi-Gemex SA, 9.750%, 03/30/04.........      1,500,000      1,582,500
                                                              -------------
                                                                 3,558,640
                                                              -------------
   Lumber & Wood Products - 0.7%
   Georgia-Pacific Corp., 8.875%, 05/15/31..      2,400,000      2,268,000
                                                              -------------
   Machinery & Computer Equipment - 0.8%
   Cincinnati Milacron, Inc., 8.375%, 03/15/04    2,000,000      1,770,000
   Kennametal, Inc., 7.200%, 06/15/12.......        800,000        793,720
                                                              -------------
                                                                 2,563,720
                                                              -------------
   Miscellaneous Manufacturing - 0.8%
   Dana Corp.:
     9.000%, 08/15/11.......................      1,100,000      1,078,000
     10.125%, 03/15/10 (a)..................      1,500,000      1,537,500
                                                              -------------
                                                                 2,615,500
                                                              -------------





See notes to investment portfolio.

                                                        Par          Value

   Paper Products - 0.8%
   Buhrmann US, Inc., 12.250%, 11/01/09.....    $ 1,750,000    $ 1,837,500
   Sappi Papier Holding Co., 7.500%, 06/15/32 (a)   750,000        764,303
                                                              -------------
                                                                 2,601,803
                                                              -------------
   Printing & Publishing - 0.9%
   PriMedia, Inc., 8.875%, 05/15/11.........      1,250,000        900,000
   Viacom, Inc., 7.875%, 07/30/30...........      1,750,000      1,862,490
                                                              -------------
                                                                 2,762,490
                                                              -------------
   Rubber & Plastic - 0.6%
   Goodyear Tire & Rubber Co., 7.857%, 08/15/11   2,150,000      1,981,225
                                                              -------------
   Stone, Clay, Glass & Concrete - 0.9%
   Owens-Brockway Glass Container, Inc.,
     8.875%, 02/15/09 (a)...................      3,000,000      3,000,000
                                                              -------------
   Tobacco Products - 1.0%
   UST, Inc., 8.800%, 03/15/05..............      3,000,000      3,306,270
                                                              -------------
MINING & ENERGY - 8.5%
   Oil & Gas Extraction - 5.1%
   Derlan Manufacturing, Inc., 10.000%, 01/15/07  1,019,000        947,670
   Husky Oil Ltd., 8.900%, 08/15/28.........      3,000,000      3,208,212
   Lyondell PetroChemical Co., 9.750%, 09/04/03   2,000,000      2,010,000
   Murphy Oil Corp., 6.375%, 05/01/12.......      2,250,000      2,278,080
   Nexen, Inc., 7.875%, 03/15/32............      3,500,000      3,492,930
   Noble Drilling Corp., 7.500%, 03/15/19...      3,500,000      3,417,890
   Pemex Project Funding Master Trust,
     9.125%, 10/13/10.......................        750,000        787,500
   YPF Sociedad Anonima, 7.500%, 10/26/02...        418,012        405,471
                                                              -------------
                                                                16,547,753
                                                              -------------
   Oil & Gas Field Services - 3.4%
   Devon Financing Corp., 7.875%, 09/30/31..      2,600,000      2,768,974
   Hanover Equipment Trust, 8.750%, 09/01/11 (a)    650,000        611,000
   PDVSA Finance Ltd., 7.400%, 08/15/16.....      2,500,000      1,900,000
   Petrobras International Finance Co.,
     9.750%, 07/06/11.......................      1,500,000      1,125,000
   SESI LLC, 8.875%, 05/15/11...............      1,750,000      1,767,500
   Valero Energy Corp., 7.500%, 04/15/32....      2,000,000      1,975,960
   XTO Energy, Inc., 7.500%, 04/15/12.......      1,000,000      1,015,000
                                                              -------------
                                                                11,163,434
                                                              -------------
RETAIL TRADE - 4.1%
   Food Stores - 1.4%
   Great Atlantic & Pacific Tea Co.,
     9.125%, 12/15/11.......................      1,500,000      1,410,000
   Winn-Dixie Stores, Inc., 8.875%, 04/01/08      3,000,000      3,030,000
                                                              -------------
                                                                 4,440,000
                                                              -------------




See notes to investment portfolio.

                                                        Par          Value

   General Merchandise Stores - 1.8%
   Sears Roebuck Acceptance Corp.,
     7.000%, 06/01/32.......................    $ 3,000,000    $ 2,866,020
   Toys R Us, Inc., 7.625%, 08/01/11........      3,000,000      2,888,550
                                                              -------------
                                                                 5,754,570
                                                              -------------
   Restaurants - 0.9%
   YUM! Brands, Inc., 7.700%, 07/01/12......      3,000,000      2,970,000
                                                              -------------
SERVICES - 14.8%
   Amusement & Recreation - 2.9%
   Argosy Gaming Co., 10.750%, 06/01/09.....      3,000,000      3,232,500
   Harrahs Operating Co., Inc., 7.125%,
     06/01/07...............................      2,750,000      2,896,410
   Park Place Entertainment Corp.,
     9.375%, 02/15/07.......................      2,500,000      2,612,500
   Six Flags, Inc., 9.500%, 02/01/09........        750,000        761,250
                                                              -------------
                                                                 9,502,660
                                                              -------------
   Auto Equipment & Rental Services - 2.5%
   ERAC USA Finance Co., 8.000%, 11/15/11 (a)     3,000,000      3,245,790
   Hertz Corp., 7.625%, 06/01/12............      1,750,000      1,735,790
   United Rentals, Inc., 10.750%, 04/15/08..      3,000,000      3,195,000
                                                              -------------
                                                                 8,176,580
                                                              -------------
   Business Services - 0.4%
   DynCorp, Inc., 9.500%, 03/01/07..........      1,000,000      1,035,000
                                                              -------------
   Health Services - 2.9%
   HCA, Inc., 7.125%, 06/01/06..............      4,000,000      4,167,200
   HealthSouth Corp.:
     7.625%, 06/01/12 (a)...................      3,000,000      2,955,210
     10.750%, 10/01/08......................      2,000,000      2,220,000
                                                              -------------
                                                                 9,342,410
                                                              -------------
   Hotels, Camps & Lodging - 4.3%
   Hyatt Equities LLC, 6.875%, 06/15/07 (a).      2,000,000      2,007,800
   Marriott International, Inc., 6.875%,
     11/15/05...............................      5,000,000      5,214,450
   Meditrust Companies:
     7.620%, 09/13/05.......................      2,200,000      2,156,000
     7.820%, 09/10/26.......................      1,000,000      1,000,000
   Starwood Hotels & Resorts Worldwide, Inc.,
     7.375%, 05/01/07 (a)...................      3,500,000      3,484,600
                                                              -------------
                                                                13,862,850
                                                              -------------
   Motion Pictures - 1.2%
   The Walt Disney Co., 5.375%, 06/01/07....      4,000,000      4,033,240
                                                              -------------
   Rental & Leasing Services - 0.6%
   Rent-A-Center, Inc., 11.000%, 08/12/08...      2,000,000      2,110,000
                                                              -------------




See notes to investment portfolio.

                                                        Par          Value

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 18.2%

   Aerospace - 1.3%
   Systems 2001 Asset Trust:
     6.664%, 09/15/13 (a)...................    $ 1,586,191    $ 1,685,189
     7.156%, 12/15/11 (a)...................      2,220,808      2,372,149
                                                              -------------
                                                                 4,057,338
                                                              -------------
   Air Transportation - 5.1%
   Air 2 US, 8.027%, 10/01/19 (a)...........      2,462,258      2,483,605
   American Airlines, Inc.:
     7.024%, 04/15/11.......................      3,029,000      3,089,307
     9.710%, 01/02/07.......................      2,032,966      1,993,465
   Delta Air Lines, Inc., 7.779%, 11/18/05..      3,750,000      3,801,300
   Sabre Holdings Corp., 7.350%, 08/01/11...      2,250,000      2,274,705
   Southwest Airlines Co., 5.496%, 11/01/06.      3,000,000      3,015,330
                                                              -------------
                                                                16,657,712
                                                              -------------
   Broadcasting - 0.6%
   Gannett Co., Inc., 6.375%, 04/01/12......      2,000,000      2,079,560
                                                              -------------
   Cable - 0.4%
   Continental Cablevision, Inc., 8.875%,
     09/15/05...............................      1,200,000      1,264,680
                                                              -------------
   Electric Services - 6.0% AES Corp.:
     8.750%, 06/15/08.......................      1,250,000        787,500
     9.500%, 06/01/09.......................      1,000,000        660,000
   Calpine Canada Energy Finance ULC,
     8.500%, 05/01/08.......................      1,500,000      1,005,000
   Calpine Corp., 8.500%, 02/15/11..........      1,500,000        990,000
   CMS Energy Corp., 8.375%, 07/01/03.......      5,000,000      4,000,000
   Edison Mission, 9.875%, 04/15/11.........        500,000        492,500
   FirstEnergy Corp., 7.375%, 11/15/31......      2,000,000      1,908,680
   Mirant Americas Generation LLC,
     7.200%, 10/01/08.......................      1,500,000      1,200,000
   National Power Corp., 9.000%, 07/05/02 (a)     1,500,000      1,499,978
   Orion Power Holdings, Inc., 12.000%,
     05/01/10...............................      1,000,000        830,000
   Pinnacle Partners, 8.830%, 08/15/04 (a)..      2,750,000      2,757,507
   Southern Power Co., 6.250%, 07/15/12 (a).      2,000,000      2,002,420
   Southpoint Energy, 8.400%, 05/30/12 (a)..        908,911        663,505
   Western Resources, Inc., 7.875%, 05/15/07 (a)    750,000        758,438
                                                              -------------
                                                                19,555,528
                                                              -------------
   Pipelines - 0.5%
   El Paso Corp., 7.875%, 06/15/12 (a)......      1,500,000      1,500,150
                                                              -------------




See notes to investment portfolio.

                                                        Par          Value

   Sanitary Services - 1.3%
   Allied Waste North America, Inc.,
     8.875%, 04/01/08.......................     $  500,000     $  495,000
   Waste Management, Inc.:
     7.375%, 08/01/10.......................      1,250,000      1,298,563
     7.750%, 05/15/32 (a)...................      2,500,000      2,473,675
                                                              -------------
                                                                 4,267,238
                                                              -------------
   Telecommunications - 0.8%
   Cingular Wireless, Inc., 5.625%, 12/15/06      1,200,000      1,163,976
   Comtel Brasileira Ltd., 10.750%, 09/26/04 (a)  2,000,000      1,420,000
                                                              -------------
                                                                 2,583,976
                                                              -------------
   Telephone Communications Ex Radiotelephone - 2.2%
   ALLTEL Corp.:
     7.000%, 07/01/12.......................      1,500,000      1,492,230
     7.875%, 07/01/32.......................      3,000,000      2,943,570
   TPSA Finance BV, 7.750%, 12/10/08 (a)....      3,000,000      2,879,670
                                                              -------------
                                                                 7,315,470
                                                              -------------
WHOLESALE TRADE - 0.7%
   Non-Durable Goods - 0.7%
   Lilly Del Mar, Inc., 7.717%, 08/01/29 (a)      2,250,000      2,381,848
                                                              -------------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $274,594,056)...................                   274,391,119
                                                              -------------

ASSET-BACKED SECURITY - 0.2%
   Option One Mortgage Securities Corp.,
   9.660%, 03/26/29 (a)
   (cost of $655,151) ......................        655,151        642,048
                                                              -------------

GOVERNMENT OBLIGATIONS - 4.3%
   FOREIGN GOVERNMENT BOND - 1.0%
   State of Qatar, 9.750%, 06/15/30 (a).....      2,750,000      3,334,375
                                                              -------------

   U.S. TREASURY OBLIGATIONS - 3.3%
   U.S. Treasury Notes:
     4.875%, 02/15/12.......................      1,370,000      1,375,138
     5.375%, 02/15/31.......................      9,440,000      9,243,742
                                                              -------------
                                                                10,618,880
                                                              -------------

TOTAL GOVERNMENT OBLIGATIONS
   (cost of $13,200,089)....................                    13,953,255
                                                              -------------




See notes to investment portfolio.

                                                        Par          Value

SHORT-TERM OBLIGATION - 9.0%
Repurchase agreement with SBC Warburg Ltd.,
   dated 06/28/02, due 07/01/02 at 1.900%,
   collateralized by U.S. Treasury Bonds and/or Notes
   with various maturities to 11/15/27, market value
   $30,195,392 (repurchase proceeds $29,502,671)
   (cost of $29,498,000)....................    $29,498,000   $ 29,498,000
                                                              -------------

TOTAL INVESTMENTS - 97.7%
   (cost of $317,947,296) (b)...............                   318,484,422
                                                              -------------

OTHER ASSETS & LIABILITIES, NET - 2.3%......                     7,546,979
                                                              -------------

Net Assets - 100.0%........................                   $326,031,401
                                                              =============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $79,241,296, which represents 24.3% of net assets.

(b) Cost for generally accepted accounting principles is $317,947,296. Cost for federal income tax purposes is $318,353,449. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences and amortization/accretion tax elections on fixed-income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.



See notes to financial statements.

SR&F High Yield Portfolio

Investment Portfolio
June 30, 2002

Corporate Fixed-Income Bonds & Notes - 94.7%            Par          Value

CONSTRUCTION - 5.7%
Building Construction - 5.7%
Beazer Homes USA, Inc.:
     8.375%, 04/15/12.......................     $  500,000     $  502,500
     8.875%, 04/01/08.......................        500,000        505,000
   D.R. Horton, Inc.:
     8.000%, 02/01/09.......................        500,000        502,500
     8.500%, 04/15/12.......................        250,000        253,750
   K. Hovnanian Enterprises, Inc.:
     8.000%, 04/01/12 (a)...................        500,000        490,000
     8.875%, 04/01/12 (a)...................        500,000        495,000
   KB Home, 9.500%, 02/15/11................      1,000,000      1,020,000
   Terex Corp., 9.250%, 07/15/11 (a)........      1,000,000      1,025,000
   WCI Communities, Inc., 9.125%, 05/01/12..      1,000,000        990,000
                                                              -------------
                                                                 5,783,750
                                                              -------------
FINANCE, INSURANCE & REAL ESTATE - 6.6%
   Depository Institutions - 0.8%
   Sovereign Bancorp, Inc., 10.500%, 11/15/06       750,000        845,385
                                                              -------------
   Financial Services - 2.8%
   Capital One Financial Corp., 8.750%,
     02/01/07...............................      1,000,000      1,008,750
   LaBranche & Co., Inc., 12.000%, 03/01/07.      1,000,000      1,130,000
   Western Financial Bank, 9.625%, 05/12/12.        750,000        742,500
                                                              -------------
                                                                 2,881,250
                                                              -------------
   Real Estate - 3.0%
   Choctaw Resort Development Enterprise,
     9.250%, 04/01/09.......................      1,000,000      1,020,000
   iStar Financial, Inc., 8.750%, 08/15/08..      1,000,000      1,000,000
   Ventas Realty L.P., 9.000%, 05/01/12 (a).      1,000,000      1,020,000
                                                              -------------
                                                                 3,040,000
                                                              -------------
MANUFACTURING - 27.4%
   Chemicals & Allied Products - 6.5%
   Acetex Corp., 10.875%, 08/01/09..........        500,000        522,500
   Hercules, Inc., 11.125%, 11/15/07........      1,000,000      1,120,000
   IMC Global, Inc., 11.250%, 06/01/11......      1,000,000      1,075,000
   ISP Corp., 10.250%, 07/01/11 (a).........      1,000,000      1,025,000
   MacDermid, Inc., 9.125%, 07/15/11........        750,000        787,500
   OM Group, Inc., 9.250%, 12/15/11 (a).....      1,000,000      1,035,000
   Revlon Consumer Products Corp.,
     12.000%, 12/01/05......................      1,000,000        990,000
                                                              -------------
                                                                 6,555,000
                                                              -------------
   Electronic & Electrical Equipment - 0.5%
   Stoneridge, Inc., 11.500%, 05/01/12 (a)..        500,000        508,750
                                                              -------------




See notes to investment portfolio.

                                                        Par          Value

   Fabricated Metal - 1.2%
   Alltrista Corp., 9.750%, 05/01/12 (a)....    $ 1,250,000    $ 1,193,750
                                                              -------------
   Food & Kindred Products - 0.9%
   Land O'Lakes, Inc., 8.750%, 11/15/11 (a).      1,000,000        940,000
                                                              -------------
   Lumber & Wood Products - 2.0%
   Georgia-Pacific Corp., 8.875%, 05/15/31..      1,000,000        945,000
   Louisiana-Pacific Corp., 10.875%, 11/15/08     1,000,000      1,090,000
                                                              -------------
                                                                 2,035,000
                                                              -------------
   Machinery & Computer Equipment - 1.0%
   Intermet Corp., 9.750%, 06/15/09 (a).....        500,000        500,000
   NMHG Holding Co., 10.000%, 05/15/09 (a)..        500,000        505,000
                                                              -------------
                                                                 1,005,000
                                                              -------------
   Medical Products - 1.2%
   Alaris Medical Systems, 11.625%,
     12/01/06 (a)...........................      1,100,000      1,221,000
                                                              -------------
   Miscellaneous Manufacturing - 1.9%
   Dana Corp., 10.125%, 03/15/10 (a)........      1,000,000      1,025,000
   Delco Remy International, Inc.,
     11.000%, 05/01/09......................      1,000,000        877,500
                                                              -------------
                                                                 1,902,500
                                                              -------------
   Motor Vehicle Transportation Equipment - 1.0%
   Advance Stores Co., Inc., 10.250%,
     04/15/08 (a)...........................      1,000,000      1,050,000
                                                              -------------
   Paper Products - 3.6%
   Appleton Papers, Inc., 12.500%, 12/15/08 (a)   1,000,000      1,000,000
   Buhrmann US, Inc., 12.250%, 11/01/09.....      1,000,000      1,050,000
   Longview Fibre Co., 10.000%, 01/15/09 (a)        500,000        520,000
   Plastipak Holdings, 10.750%, 09/01/11 (a)      1,000,000      1,075,000
                                                              -------------
                                                                 3,645,000
                                                              -------------
   Petroleum Refining - 0.4%
   Giant Industries, Inc., 11.000%, 05/15/12 (a)    500,000        440,000
                                                              -------------
   Printing & Publishing - 2.9%
   Mail-Well, Inc., 8.750%, 12/15/08........      1,000,000        900,000
   Perry-Judd's, Inc., 10.625%, 12/15/07....      1,000,000        970,000
   World Color Press, Inc., 8.375%, 11/15/08      1,000,000      1,055,800
                                                              -------------
                                                                 2,925,800
                                                              -------------
   Stone, Clay, Glass & Concrete - 1.0%
   Owens-Brockway Glass Container, Inc.,
     8.875%, 02/15/09 (a)...................      1,000,000      1,000,000
                                                              -------------
   Tobacco Products - 1.0%
   Dimon, Inc., 9.625%, 10/15/11 (a)........      1,000,000      1,052,500
                                                              -------------





See notes to investment portfolio.

                                                        Par          Value

   Transportation Equipment - 2.3%
   BE Aerospace, Inc., 8.875%, 05/01/11.....     $  750,000     $  682,500
   Collins & Aikman Corp., 10.750%, 12/31/11 (a)  1,000,000      1,000,000
   Westinghouse Air Brake Co., 9.375%, 06/15/05     600,000        600,000
                                                              -------------
                                                                 2,282,500
                                                              -------------
MINING & ENERGY - 11.2%
   Metals & Mining - 2.6%
   Compass Minerals Group, 10.000%,
     08/15/11 (a)...........................        500,000        525,000
   UCAR Finance, Inc., 10.250%, 02/15/12 (a)      1,000,000      1,020,000
   United States Steel Corp., 10.750%,
     08/01/08 (a)...........................      1,000,000      1,055,000
                                                              -------------
                                                                 2,600,000
                                                              -------------
   Oil & Gas Extraction - 5.9%
   CIA Petrolifera Marlim, 13.125%, 12/17/04 (a)    500,000        490,000
   Denbury Resources, Inc., 9.000%, 03/01/08      1,000,000        990,000
   Derlan Manufacturing, Inc., 10.000%, 01/15/07    583,000        542,190
   Encore Acquisition Co., 8.375%, 06/15/12 (a)   1,000,000      1,000,000
   Key Energy Services, Inc.:
     8.375%, 03/01/08 (a)...................        500,000        515,000
     14.000%, 01/15/09 (a)..................        316,000        368,930
   Western Oil Sands, Inc., 8.375%,
     05/01/12 (a)...........................      1,000,000      1,011,280
   Westport Resources Corp., 8.250%,
     11/01/11 (a)...........................      1,000,000      1,020,000
                                                              -------------
                                                                 5,937,400
                                                              -------------
   Oil & Gas Field Services - 2.7%
   BRL Universal Equipment, 8.875%,
     02/15/08 (a)...........................        750,000        757,500
   Lone Star Technologies, 9.000%, 06/01/11 (a)   1,000,000        955,000
   SESI LLC, 8.875%, 05/15/11...............      1,000,000      1,010,000
                                                              -------------
                                                                 2,722,500
                                                              -------------
RETAIL TRADE - 9.4%
   Apparel & Accessory Stores - 1.1%
   William Carter Co., 10.875%, 08/15/11 (a)      1,000,000      1,090,000
                                                              -------------
   Auto Dealers & Gas Stations - 1.0%
   AutoNation, Inc., 9.000%, 08/01/08 (a)...      1,000,000      1,020,000
                                                              -------------
   Food Stores - 4.9%
   Great Atlantic & Pacific Tea Co.,
     9.125%, 12/15/11.......................      1,000,000        940,000
   Marsh Supermarkets, Inc., 8.875%, 08/01/07     1,000,000      1,007,500
   Smithfield Foods, Inc., 8.000%, 10/15/09 (a)   1,000,000      1,007,500
   Stater Brothers Holdings, Inc., 10.750%,
     08/15/06...............................      1,000,000      1,032,500
   Winn-Dixie Stores, Inc., 8.875%, 04/01/08      1,000,000      1,010,000
                                                              -------------
                                                                 4,997,500
                                                              -------------
   General Merchandise Stores - 0.9%
   Grupo Elektra SA, 12.000%, 04/01/08......      1,000,000        940,000
                                                              ------------
   Other - 0.5%
   Cole National Group, 8.875%, 05/15/12 (a)        500,000        498,750
                                                              ------------




See notes to investment portfolio.

                                                        Par          Value


   Restaurants - 1.0%
   YUM! Brands, Inc., 7.700%, 07/01/12......    $ 1,000,000     $  990,000
                                                              -------------
SERVICES - 21.4%
   Amusement & Recreation - 9.3%
   Argosy Gaming Co., 10.750%, 06/01/09.....      1,000,000      1,077,500
   Boyd Gaming Corp., 9.250%, 08/01/09 (a)..      1,000,000      1,050,000
   Chumash Casino & Resort, 9.000%, 07/15/10 (a)    750,000      757,500
   Circus & Eldorado/Silver Legacy Capital Corp.,
     10.125%, 03/01/12 (a)..................      1,000,000      1,035,000
   Horseshoe Gaming Holding Corp.,
     8.625%, 05/15/09.......................      1,000,000      1,015,000
   Park Place Entertainment Corp.,
     9.375%, 02/15/07.......................      1,000,000      1,045,000
   Premier Parks, Inc.,
     (b) 04/01/08
     (10.000%, 04/01/03)....................      1,000,000        960,000
   Resort International Hotel & Casino, Inc.,
     11.500%, 03/15/09 (a)..................      1,000,000        950,000
   Speedway Motorsports, Inc., 8.500%, 08/15/07   1,000,000      1,030,000
   Wheeling Island Gaming, 10.125%, 12/15/09 (a)    500,000        515,000
                                                              -------------
                                                                 9,435,000
                                                              -------------
   Auto Equipment & Rental Services - 1.1%
   United Rentals, Inc., 10.750%, 04/15/08..      1,000,000      1,065,000
                                                              -------------
   Auto Repair Services & Parking - 1.0%
   United Auto Group, Inc., 9.625%,
     03/15/12 (a)...........................      1,000,000      1,015,000
                                                              -------------
   Business Services - 2.0%
   American Achievement Corp., 11.625%,
     01/01/07...............................      1,000,000      1,030,000
   Coinmach Corp., 9.000%, 02/01/10 (a).....      1,000,000      1,000,000
                                                              -------------
                                                                 2,030,000
                                                              -------------
   Health Services - 6.0%
   Advanced Medical Optics, Inc.,
     9.250%, 07/15/10 (a)...................        250,000        248,125
   Bio-Rad Laboratories, Inc., 11.625%,
     02/15/07...............................      1,000,000      1,115,000
   Hanger Orthopedic Group, Inc.:
     10.750%, 10/01/08......................        250,000        261,875
     11.250%, 06/15/09......................      1,000,000      1,020,000
   HealthSouth Corp., 10.750%, 10/01/08.....      1,000,000      1,110,000
   InSight Health Services Corp.,
     9.875%, 11/01/11 (a)...................        500,000        502,500
   US Oncology, Inc., 9.625%, 02/01/12......      1,000,000        975,000
   Vanguard Health Systems, 9.750%,
     08/01/11 (a)...........................        750,000        780,000
                                                              -------------
                                                                 6,012,500
                                                              -------------
   Hotels, Camps & Lodging - 1.0%
   Meditrust Companies, 7.114%, 08/15/04 (a)      1,000,000        985,000
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

   Rental & Leasing Services - 1.0%
   Rent-A-Center, Inc., 11.000%, 08/12/08...    $ 1,000,000    $ 1,055,000
                                                              -------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 13.0%
   Broadcasting - 0.4%
   Knology Holdings, Inc.,
     (b) 10/15/07
     (11.875%, 10/15/02)....................      1,500,000        405,000
                                                              -------------
   Cable - 2.0%
   Charter Communications Holding LLC:
     10.750%, 10/01/09......................        500,000        345,000
     11.125%, 01/15/11......................        400,000        280,000
   Insight Midwest LP, 10.500%, 11/01/10....      1,000,000        935,000
   Mediacom Broadband LLC, 11.000%, 07/15/13        500,000        460,000
                                                              -------------
                                                                 2,020,000
                                                              -------------
   Communications - 0.2%
   Concentric Network Corp.,
     12.750%, 12/15/07 (c)(d)...............      1,000,000         10,000
   Focal Communications Corp.,
     11.875%, 01/15/10......................      1,000,000        150,000
   MGC Communications, Inc.,
     13.000%, 04/01/10 (c)..................        845,000         25,350
                                                              -------------
                                                                   185,350
                                                              -------------
   Electric Services - 3.9%
   AES Corp., 9.375%, 09/15/10..............      1,000,000        650,000
   AES Drax Energy Ltd., 11.500%, 08/30/10..      1,000,000        410,000
   Calpine Corp., 8.500%, 02/15/11..........      1,000,000        660,000
   Edison Mission, 9.875%, 04/15/11.........      1,000,000        985,000
   Orion Power Holdings, Inc., 12.000%,
     05/01/10...............................      1,500,000      1,245,000
                                                              -------------
                                                                 3,950,000
                                                              -------------
   Marine Transportation - 0.8%
   Teekay Shipping Corp., 8.875%, 07/15/11 (a)      750,000        787,500
                                                              -------------
   Sanitary Services - 1.0%
   IESI Corp., 10.250%, 06/15/12 (a)........      1,000,000      1,000,000
                                                              -------------
   Telecommunications - 3.5%
   Alamosa Delaware, Inc., 13.625%, 08/15/11        500,000        150,000
   Comtel Brasileira Ltd., 10.750%,
     09/26/04 (a)...........................      1,250,000        887,500
   Global Crossing Ltd., 9.125%,
     11/15/06 (c)(d)........................      1,000,000         10,000
   GT Group Telecom, Inc.,
     (b) 02/01/10
     (13.250%, 02/01/05)....................      1,750,000          4,375
   Level 3 Communications, Inc.,
     (b) 12/01/08
     (10.500%, 12/01/03) (a)................        376,000         71,440
   MetroNet Communications Corp.:
     (b) 06/15/08
     (9.950%, 06/01/03).....................      1,000,000         95,000
     12.000%, 08/15/07......................      1,000,000        100,000




See notes to investment portfolio.

                                                        Par          Value

   NEXTLINK Communications, Inc.,
     (b) 06/01/09
     (12.250%, 06/01/04)....................    $ 1,000,000      $   5,000
   Primus Telecommunications Group, Inc.,
     12.750%, 10/15/09......................      1,000,000        520,000
   TeleCorp PCS, Inc., 10.625%, 07/15/10....        325,000        321,594
   Time Warner Telecom, Inc., 10.125%, 02/01/11   1,000,000        470,000
   Tritel PCS, Inc., 10.375%, 01/15/11......        325,000        295,750
   Triton PCS, Inc., 8.750%, 11/15/11 (a)...      1,000,000        610,000
                                                              -------------
                                                                 3,540,659
                                                              -------------
   Transportation Services - 1.2%
   RailAmerica Transportation Corp.,
     12.875%, 08/15/10......................      1,000,000      1,090,000
   RailWorks Corp., 11.500%, 04/15/09 (c)(d)      1,500,000         75,000
                                                              -------------
                                                                 1,165,000
                                                              -------------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $108,161,932)...................                    95,754,344
                                                              -------------


Common Stocks - 0.5% (e)                             Shares

MANUFACTURING - 0.0%
   Communications Equipment - 0.0%
   RCN Corp.................................         23,144         31,707
                                                              -------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.5%
   Communications - 0.0%
   Song Networks Holding AB, ADR............         17,612          3,170
   Viatel, Inc..............................          4,037            101
                                                              -------------
                                                                     3,271
                                                              -------------
   Electric Services - 0.5%
   Horizon Natural Resources Co.............         40,000        490,000
                                                              -------------

TOTAL COMMON STOCKS
   (cost of $2,127,046).....................                       524,978
                                                              -------------

Warrants - 0.3% (e)                                   Units

MINING & ENERGY - 0.1%
   Oil & Gas Extraction - 0.1%
   Key Energy Services, Inc., Expires 01/15/09        1,500        121,313
                                                              -------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.2%
   Broadcasting - 0.0%
   Knology Holdings, Inc., Expires 10/22/07 (a)       2,000             (f)
                                                              -------------




See notes to investment portfolio.

                                                      Units          Value

   Communications - 0.0%
   Concentric Network Corp., Expires 12/15/07 (a)     1,000   $         10
   MGC Communications, Inc., Expires 10/01/04 (a)     1,500            (f)
                                                              ------------
                                                                        10
                                                              ------------
   Telecommunications - 0.1%
   Allegiance Telecom, Inc., Expires 02/03/08         1,500          4,665
   Carrier 1 International, Expires 02/19/09          1,000             10
   GT Group Telecom, Inc., Expires 02/01/10 (a)       1,750          1,750
   MetroNet Communications Corp.,
      Expires 08/15/07 (a)..................          1,000        109,121
                                                              -------------
                                                                   115,546
                                                              -------------
   Transportation Services - 0.1%
   RailAmerica Transportation Corp.,
     Expires 08/15/10.......................          1,500         52,500
                                                              -------------

TOTAL WARRANTS
   (cost of $43,500)........................                       289,369
                                                              -------------

Short-Term Obligation - 2.8%                            Par
   Repurchase agreement with SBC Warburg Ltd.,
   dated 06/28/02, due 07/01/02 at 1.900%,
   collateralized by U.S. Treasury Bonds and/or Notes
   with various maturities to 11/15/27, market
   value $2,862,642 (repurchase proceeds $2,797,443)
   (cost of $2,797,000).....................    $ 2,797,000      2,797,000
                                                              -------------

TOTAL INVESTMENTS - 98.3%
   (cost of $113,129,478) (g)...............                    99,365,691
                                                              -------------

Other Assets & Liabilities, Net - 1.7%......                     1,700,659
                                                              -------------

 Net Assets - 100.0%........................                  $101,066,350
                                                              =============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $42,760,406, which represents 42.3% of net assets.

(b) Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Portfolio will begin accruing this rate.

(c) This security is in default of certain debt covenants. Income is not being accrued.

(d) As of June 30, 2002, the Portfolio held bonds and warrants of certain issuers that have filed for bankruptcy protection under Chapter 11.

(e)  Non-income producing.

(f)  Amount rounds to less than $1.

(g) Cost for generally accepted accounting principles is $113,129,478. Cost for federal income tax purposes is $113,196,911. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed-income securities.

               Acronym                    Name
        --------------------       ------------------
                 ADR           American Depositary Receipt



See notes to financial statements.

Financial Statements

Statements of Assets and Liabilities
June 30, 2002

                                      SR & F
                                 INTERMEDIATE         SR & F        SR & F
                                         BOND         INCOME    HIGH YIELD
                                    PORTFOLIO      PORTFOLIO     PORTFOLIO
                              ---------------------------------------------
Assets:
Investments, at cost..........   $786,767,885   $317,947,296  $113,129,478
                              ---------------------------------------------
Investments, at value.........   $786,388,893   $318,484,422  $ 99,365,691
Cash..........................     17,568,138      1,605,539           617
Receivable for:
   Investments sold...........         87,882      5,516,908            --
   Interest...................     12,026,876      5,671,323     2,522,420
   Futures variation margin...         79,750             --            --
Deferred Trustees'
   compensation plan..........            324            324           324
Other assets..................          6,750             --            --
                              ---------------------------------------------
   Total Assets...............    816,158,613    331,278,516   101,889,052
                              ---------------------------------------------
Liabilities:
Payable for:
   Investments purchased......     18,679,539      5,132,856       750,000
   Management fee.............        223,481         91,623        49,585
   Audit fee..................         17,650         15,543        17,550
   Transfer agent fee.........            500            500           500
   Pricing and bookkeeping fees           833            833         1,079
   Trustees' fee..............            456             --             8
Deferred Trustees' fee........            324            324           324
Other liabilities.............         13,964          5,436         3,656
                              ---------------------------------------------
   Total Liabilities..........     18,936,747      5,247,115       822,702
                              ---------------------------------------------
Net Assets Applicable
to Investors' Beneficial
Interest......................   $797,221,866   $326,031,401  $101,066,350
                              =============================================




See notes to financial statements.

Statements of Operations
------------------------
For the Year Ended June 30, 2002

                                      SR & F
                                 INTERMEDIATE         SR & F        SR & F
                                         BOND         INCOME    HIGH YIELD
                                    PORTFOLIO      PORTFOLIO     PORTFOLIO
                              ---------------------------------------------
Investment Income:
Interest......................    $45,832,759    $21,190,095   $10,002,182
                               -------------- -------------- -------------
Expenses:
Management fee................      2,289,354      1,383,956       518,262
Pricing and bookkeeping fees..         26,700         20,871        20,665
Transfer agent fee............          6,198          5,999         5,146
Trustees' fee.................          5,983          4,717         5,362
Custody fee...................         22,892          7,005         7,514
Other expenses................         53,085         33,924        26,182
                               -------------- -------------- -------------
   Total Expenses.............      2,404,212      1,456,472       583,131
Custody earnings credit.......        (12,393)        (5,458)       (2,562)
                               -------------- -------------- -------------
   Net Operating Expenses.....      2,391,819      1,451,014       580,569
Interest expense..............             --             --           346
                               -------------- -------------- -------------
   Net Expenses...............      2,391,819      1,451,014       580,915
                               -------------- -------------- -------------
Net Investment Income.........     43,440,940     19,739,081     9,421,267
                               -------------- -------------- -------------
Net Realized and Unrealized
Gain (Loss) on Portfolio
Positions:
Net realized loss on:
   Investments................     (1,299,247)    (2,281,161)   (6,188,092)
   Futures contracts..........     (1,813,455)            --            --
                               -------------- -------------- -------------
     Net realized loss........     (3,112,702)    (2,281,161)   (6,188,092)
                               -------------- -------------- -------------
Net change in unrealized appreciation/depreciation on:
   Investments................     (5,529,681)    (1,394,097)   (2,777,031)
   Futures contracts..........     (1,123,288)            --            --
                               -------------- -------------- -------------
     Net change in unrealized
     appreciation/depreciation     (6,652,969)    (1,394,097)   (2,777,031)
                               -------------- -------------- -------------
Net Loss......................     (9,765,671)    (3,675,258)   (8,965,123)
                               -------------- -------------- -------------
Net Increase in Net Assets
   from Operations............    $33,675,269    $16,063,823   $   456,144
                               -------------- -------------- -------------




See notes to financial statements.


Statements of Changes in Net Assets

                                                           SR & F
                                                        INTERMEDIATE                  SR & F                     SR & F
                                                            BOND                      INCOME                   HIGH YIELD
                                                          PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                                               ------------------------------------------------------------------------------------
                                                          YEAR        YEAR          YEAR         YEAR         YEAR          YEAR
                                                         ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                                                      JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,
Increase (Decrease) in Net Assets:                        2002         2001         2002         2001         2002          2001
                                                ----------------------------------------------------------------------------------
Operations:
Net investment income........................     $ 43,440,940  $ 33,842,569  $ 19,739,081 $ 18,705,807 $ 9,421,267  $  8,427,251
Net realized gain (loss) on investments
    and futures contracts....................       (3,112,702)    6,290,855    (2,281,161)     632,780  (6,188,092)   (4,979,101)
Net change in unrealized appreciation/
    depreciation on investments
    and futures contracts....................        (6,652,969)  14,587,413   (1,394,097)    9,234,843  (2,777,031)   (6,293,501)
                                                ------------------------------------------------------------------------------------
Net Increase (Decrease) from Operations......        33,675,269   54,720,837   16,063,823    28,573,430     456,144    (2,845,351)
                                                ------------------------------------------------------------------------------------
Transactions in Investors'
  Beneficial Interest:
Contributions................................      318,830,984  185,647,741   98,087,599   48,850,061  111,395,545    43,942,010
Withdrawals..................................      (80,812,249)(126,355,268) (54,559,039) (38,926,743) (87,448,152)  (51,962,423)
                                                ------------------------------------------------------------------------------------
   Net Increase (Decrease) from
       Transactions in Investors'
       Beneficial Interest...................      238,018,735   59,292,473   43,528,560    9,923,318   23,947,393    (8,020,413)
                                                ------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets......      271,694,004  114,013,310   59,592,383   38,496,748   24,403,537   (10,865,764)
Net Assets:
Beginning of period..........................      525,527,862  411,514,552  266,439,018  227,942,270   76,662,813    87,528,577
                                                ------------------------------------------------------------------------------------
End of period................................     $797,221,866 $525,527,862 $326,031,401 $266,439,018 $101,066,350  $ 76,662,813
                                                ====================================================================================




See notes to financial statements.

42-43 SPREAD

Statements of Assets and Liabilities
June 30, 2002

                                      LIBERTY
                                 INTERMEDIATE      STEIN ROE     STEIN ROE
                                         BOND         INCOME    HIGH YIELD
                                         FUND           FUND          FUND
                              --------------------------------------------
Assets:
Investments in Portfolio,
   at value...................   $797,221,753   $326,031,298   $39,568,122
Receivable for fund
   shares sold................      6,992,993      1,552,017           748
Expense reimbursement due
   from Advisor...............             --             --            95
Deferred Trustees'
   compensation plan..........          1,603            996           385
Other assets..................             --             --         5,391
                              --------------------------------------------
   Total Assets...............    804,216,349    327,584,311    39,574,741
                              --------------------------------------------
Liabilities:
Payable for:
   Fund shares repurchased....        957,561         59,800       132,709
   Distributions..............        468,990         98,436        20,669
   Administration fee.........         95,792         35,309         5,109
   Transfer agent fee.........         93,925         29,843         9,998
   Pricing and bookkeeping
      fees....................         20,088         10,095           475
   Audit fee..................         10,075          9,543        14,075
   Reports to shareholders ...         42,035         12,814         9,871
   Trustees' fee..............          3,564            100            --
Deferred Trustees' fee........          1,603            996           385
Other liabilities.............         39,723          2,327         2,935
                              --------------------------------------------
   Total Liabilities..........      1,733,356        259,263       196,226
                              --------------------------------------------
Net Assets....................   $802,482,993   $327,325,048   $39,378,515
                              ============================================
Composition of Net Assets:
Paid-in capital...............   $822,060,377   $347,922,555   $50,451,144
Overdistributed net
   investment income..........     (1,514,400)      (420,053)      (47,646)
Accumulated net
   realized loss..............    (16,516,347)   (20,714,580)   (6,272,586)
Net unrealized appreciation
   (depreciation) on investments
   and futures contracts......     (1,546,637)       537,126    (4,752,397)
                              --------------------------------------------
Net Assets....................   $802,482,993   $327,325,048   $39,378,515
                              ============================================



See notes to financial statements.

                                      LIBERTY
                                 INTERMEDIATE      STEIN ROE     STEIN ROE
                                         BOND         INCOME    HIGH YIELD
                                      FUND(a)           FUND          FUND
                              --------------------------------------------
Class A:
Net assets....................   $ 32,493,197    $   204,106    $  182,199
Shares outstanding (unlimited
   number authorized).........      3,722,644         21,618        25,177
                              ============================================
Net asset value per share.....   $       8.73(b) $      9.44(b) $     7.24(b)
                              ============================================
Maximum offering price per share
   (NAV/0.9525)...............   $       9.17(c) $      9.91(c) $     7.60(c)
                              ============================================
Class B:
Net assets....................   $ 28,758,272    $        --    $       --
Shares outstanding (unlimited
   number authorized).........      3,294,813             --            --
                              ============================================
Net asset value and offering
   price per share............   $       8.73(b) $        --    $       --
                              ============================================
Class C:
Net assets....................   $ 11,651,256    $        --    $       --
Shares outstanding (unlimited
   number authorized).........      1,334,902             --            --
                              ============================================
Net asset value and offering
   price per share............   $       8.73(b) $        --    $       --
                              ============================================
Class S:
Net assets....................   $729,580,268   $327,120,942   $39,196,316
Shares outstanding (unlimited
   number authorized).........     83,577,832     34,666,644     5,627,633
                              ============================================
Net asset value, offering and
   redemption price per share.   $       8.73   $       9.44   $      6.96
                              ============================================

(a) Class B and Class C shares of the Liberty Intermediate Bond Fund were initially offered on February 1, 2002, at which time Stein Roe Intermediate Bond Fund was renamed Liberty Intermediate Bond Fund with Class S shares renamed as Stein Roe Intermediate Bond Fund, Class S.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)  On sales of $50,000 or more the offering price is reduced.



See notes to financial statements.

Statements of Operations
------------------------
For the Year Ended June 30, 2002

                                      LIBERTY
                                 INTERMEDIATE      STEIN ROE     STEIN ROE
                                         BOND         INCOME    HIGH YIELD
                                      FUND(a)           FUND          FUND
                              --------------------------------------------
Investment Income:
Interest allocated
   from Portfolio.............    $45,832,751    $21,187,713    $ 3,868,727
                               -------------- -------------- -------------
Expenses:
Expenses allocated
   from Portfolio.............      2,391,819      1,450,855       227,746
Administration fee............        982,064        382,930        60,729
Distribution fee:
   Class A....................         15,954             --            --
   Class B....................         32,176             --            --
   Class C....................         11,311             --            --
Service fee:
   Class A....................         39,885             18           317
   Class B....................         10,725             --            --
   Class C....................          3,770             --            --
Pricing and bookkeeping fees..        234,481        104,074        12,510
Transfer agent fee............      1,228,246        352,523        91,077
Trustees' fee.................         24,108         12,200         6,036
Custody fee...................          1,016            427         1,147
Audit fee.....................         31,030         15,409        25,028
Registration fee..............        133,369         42,676        44,126
Other expenses................        128,198         59,456        17,501
                               -------------- -------------- -------------
   Total Expenses.............      5,268,152      2,420,568       486,217
Fees and expenses waived or
   reimbursed by Advisor......             --             --       (75,213)
Fees waived by Distributor:
   Class A....................        (15,954)            --            --
   Class C....................         (2,262)            --            --
                               -------------- -------------- -------------
   Net Expenses...............      5,249,936      2,420,568       411,004
                               -------------- -------------- -------------
Net Investment Income ........     40,582,815     18,767,145     3,457,723
                               -------------- -------------- -------------
Net Realized and Unrealized
Gain (Loss) on Investments
and Futures Contracts
Allocated from Portfolio:
Net realized loss on investments and
   futures contracts..........     (3,112,703)    (2,281,856)   (1,776,380)
Net change in unrealized
   appreciation/depreciation on
   investments and futures
   contracts..................     (6,652,968)    (1,393,561)   (1,120,757)
                               -------------- -------------- -------------
Net Loss......................     (9,765,671)    (3,675,417)   (2,897,137)
                               -------------- -------------- -------------
Net Increase in Net Assets
   from Operations............    $30,817,144    $15,091,728     $ 560,586
                               -------------- -------------- -------------

(a) Class B and Class C shares of the Liberty Intermediate Bond Fund were initially offered on February 1, 2002, at which time the Stein Roe Intermediate Bond Fund was renamed Liberty Intermediate Bond Fund with Class S shares renamed as Stein Roe Intermediate Bond Fund, Class S.




See notes to financial statements.

                       This page intentionally left blank


Statements of Changes in Net Assets

                                                    LIBERTY INTERMEDIATE             STEIN ROE                  STEIN ROE
                                                          BOND FUND                 INCOME FUND              HIGH YIELD FUND
                                                ----------------------------------------------------------------------------------
                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                      JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,
Increase (Decrease) in Net Assets:                        2002 (a)     2001 (b)     2002         2001 (b)     2002          2001 (b)
                                                ----------------------------------------------------------------------------------
Operations:
Net investment income ........................    $ 40,582,815 $ 32,274,390  $ 18,767,145 $ 17,883,736  $ 3,457,723  $ 2,549,867
Net realized gain (loss) on investments and
   futures contracts allocated from Portfolio.      (3,112,703)   6,312,026    (2,281,856)     657,654   (1,776,380)  (1,816,150)
Net change in unrealized appreciation/
   depreciation on investments and futures
   contracts allocated from Portfolio ........      (6,652,968)  14,550,506    (1,393,561)   9,206,317   (1,120,757)  (2,046,685)
                                                ----------------------------------------------------------------------------------
Net Increase (Decrease) from Operations.......      30,817,144   53,136,922    15,091,728   27,747,707      560,586   (1,312,968)
                                                ----------------------------------------------------------------------------------
Distributions Declared to Shareholders:
From net investment income:
   Class A....................................        (980,531)    (159,101)        (336)          (67)      (9,877)      (2,150)
   Class B....................................        (221,915)          --           --            --           --           --
   Class C....................................         (79,287)          --           --            --           --           --
   Class S....................................     (40,976,904) (31,954,106) (19,104,757)  (17,944,892)  (3,433,365)  (2,541,933)
Return of capital:
   Class A....................................          (4,063)          --           (1)           --         (736)          --
   Class B....................................            (919)          --           --            --           --           --
   Class C....................................            (329)          --           --            --           --           --
   Class S....................................        (169,791)          --      (35,938)           --     (255,968)          --
                                                ----------------------------------------------------------------------------------
Total Distributions Declared to Shareholders..     (42,433,739) (32,113,207) (19,141,032)  (17,944,959)  (3,699,946)  (2,544,083)
                                                ----------------------------------------------------------------------------------
Share Transactions:
Class A:
   Subscriptions .............................      26,788,516   12,399,083      408,267         1,029      105,820       87,792
   Distributions reinvested ..................         925,567      159,101          168            67        4,174          507
   Redemptions ...............................      (7,089,601)    (189,378)    (204,204)           --       (3,732)          --
                                                ----------------------------------------------------------------------------------
     Net Increase ............................      20,624,482   12,368,806      204,231         1,096      106,262       88,299
                                                ----------------------------------------------------------------------------------
Class B:
   Subscriptions .............................      29,577,438           --           --            --           --           --
   Distributions reinvested ..................         157,274           --           --            --           --           --
   Redemptions ...............................        (668,496)          --           --            --           --           --
                                                ----------------------------------------------------------------------------------
     Net Increase ............................      29,066,216           --           --            --           --           --
                                                ----------------------------------------------------------------------------------
Class C:
   Subscriptions .............................      12,356,180           --           --            --           --           --
   Distributions reinvested ..................          59,464           --           --            --           --           --
   Redemptions ...............................        (636,168)          --           --            --           --           --
                                                ----------------------------------------------------------------------------------
     Net Increase ............................      11,779,476           --           --            --           --           --
                                                ----------------------------------------------------------------------------------
Class S:
   Subscriptions .............................     486,288,652  305,861,197  129,053,213    75,617,322  111,733,282   49,952,009
   Distributions reinvested ..................      36,918,397   29,122,399   17,598,485    16,541,656    3,286,097    2,189,224
   Redemptions ...............................    (296,924,898)(248,245,296) (81,573,998)  (62,960,525) (91,672,627) (64,983,096)
                                                ----------------------------------------------------------------------------------
     Net Increase (Decrease)..................     226,282,151   86,738,300   65,077,700    29,198,453   23,346,752  (12,841,863)
                                                ----------------------------------------------------------------------------------
Net Increase (Decrease)
     from Share Transactions..................     287,752,325   99,107,106   65,281,931    29,199,549   23,453,014  (12,753,564)
                                                ----------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets.......     276,135,730  120,130,821   61,232,627    39,002,297   20,313,654  (16,610,615)

(a) Class B and Class C shares of the Liberty Intermediate Bond Fund were initially offered on February 1, 2002, at which time the Stein Roe
     Intermediate Bond Fund was renamed Liberty Intermediate Bond Fund with
     Class S shares renamed as Stein Roe Intermediate Bond Fund, Class S.

(b)  Class A shares were initially offered on July 31, 2000.





See notes to financial statements.

48-49 SPREAD


Statements of Changes in Net Assets
(continued)

                                               LIBERTY INTERMEDIATE             STEIN ROE                  STEIN ROE
                                                     BOND FUND                 INCOME FUND              HIGH YIELD FUND
                                           ----------------------------------------------------------------------------------
                                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                 JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,
                                                     2002 (a)     2001 (b)     2002         2001 (b)     2002          2001 (b)
                                           ----------------------------------------------------------------------------------
Net Assets:
Beginning of period.....................      526,347,263  406,216,442  266,092,421  227,090,124   19,064,861    35,675,476
                                           ----------------------------------------------------------------------------------
End of period ..........................     $802,482,993 $526,347,263 $327,325,048 $266,092,421  $39,378,515   $19,064,861
                                           ==================================================================================
Overdistributed net investment income...    $  (1,514,400)   $ (25,900)  $ (420,053)   $ (23,252)   $ (47,646)    $ (61,739)
                                           ----------------------------------------------------------------------------------
Changes in Shares:
Class A:
   Subscriptions .......................        3,030,795    1,391,523       42,979          112       13,675        11,369
   Issued for distributions reinvested..          104,218       18,393           18            7          556            65
   Redemptions .........................         (800,927)     (21,358)     (21,498)          --         (488)           --
                                           ----------------------------------------------------------------------------------
     Net Increase ......................        2,334,086    1,388,558       21,499          119       13,743        11,434
                                           ----------------------------------------------------------------------------------
Class B:
   Subscriptions .......................        3,352,832           --           --           --           --            --
   Issued for distributions reinvested..           17,903           --           --           --           --            --
   Redemptions .........................          (75,922)          --           --           --           --            --
                                           ----------------------------------------------------------------------------------
     Net Increase ......................        3,294,813           --           --           --           --            --
                                           ----------------------------------------------------------------------------------
Class C:
   Subscriptions .......................        1,400,267           --           --           --           --            --
   Issued for distributions reinvested..            6,772           --           --           --           --            --
   Redemptions .........................          (72,137)          --           --           --           --            --
                                           ----------------------------------------------------------------------------------
     Net Increase ......................        1,334,902           --           --           --           --            --
                                           ----------------------------------------------------------------------------------
Class S:
   Subscriptions .......................       54,642,619   35,102,599   13,516,624    7,999,523   15,161,410     6,063,986
   Issued for distributions reinvested..        4,156,784    3,353,634    1,844,361    1,764,082      450,396       265,722
   Redemptions .........................      (33,398,899) (28,570,044)  (8,576,296)  (6,700,179) (12,401,815)   (7,810,418)
                                           ----------------------------------------------------------------------------------
     Net Increase (Decrease)............       25,400,504    9,886,189    6,784,689    3,063,426    3,209,991    (1,480,710)
                                           ----------------------------------------------------------------------------------

(a) Class B and Class C shares of the Liberty Intermediate Bond Fund were initially offered on February 1, 2002, at which time Stein Roe Intermediate
     Bond Fund was renamed Liberty Intermediate Bond Fund with Class S shares renamed as Stein Roe Intermediate Bond Fund, Class S.

(b)  Class A shares were initially offered on July 31, 2000.



See notes to financial statements.

50-51 SRPEAD

Notes to Financial Statements

Notes to Financial Statements
June 30, 2002

Note 1.  Accounting Policies

ORGANIZATION:

     Liberty Intermediate Bond Fund (formerly, Stein Roe Intermediate Bond
Fund), Stein Roe Income Fund and Stein Roe High Yield Fund (the "Funds") are series of Liberty-Stein Roe Funds Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Liberty Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund invest substantially all of their assets in SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio (the "Portfolios"), respectively. Effective February 1, 2002, the Stein Roe Intermediate Bond Fund changed its name to Liberty Intermediate Bond Fund with Class S shares renamed as Stein Roe Intermediate Bond Fund, Class S.

     The Funds may issue an unlimited number of shares. Effective
July 31, 2000, the Funds began offering Class A shares. Effective February 1, 2002, the Liberty Intermediate Bond Fund began offering Class B and Class C shares. The Stein Roe Income Fund and the Stein Roe High Yield Fund offer two classes of shares: Class A and Class S. The Liberty Intermediate Bond Fund offers four classes of shares: Class A, Class B, Class C and Class S. Class S shares are offered continuously at net asset value. Class A, Class B and Class C shares have their own sales charge, contingent deferred sales charges ("CDSC") and/or expense structure; please refer to the Fund's Class A, Class B and Class C prospectus for more information on Class A, Class B and Class C shares.

     The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High Yield Portfolio commenced operations on November 1, 1996, in conjunction with Stein Roe High Yield Fund. SR&F Intermediate Bond Portfolio and SR&F Income Portfolio commenced operations on February 2, 1998. At commencement,

     Liberty Intermediate Bond Fund and Stein Roe Income Fund contributed approximately $427,315,000 and $432,720,000 in securities and other net assets to SR&F Intermediate Bond Portfolio and SR&F Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. The Portfolios allocate income, expenses and realized and unrealized gains and losses to each investor on a daily basis, based on methods in compliance with the Internal Revenue Service. At June 30, 2002, Liberty Intermediate Bond Fund owned 100.0% of SR&F Intermediate Bond Portfolio; Stein Roe Income Fund owned 100.0% of SR&F Income Portfolio; and Stein Roe High Yield Fund and Stein Roe Institutional Client High Yield Fund owned approximately 39.2% and 60.8%, respectively, of SR&F High Yield Portfolio.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios and the Funds in the preparation of their financial statements.

SECURITY VALUATION AND TRANSACTIONS:

     Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service.

     Equity securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

     Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

     Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Advisor, based on quotations for comparable securities.

     Other assets are valued by a method that the Board of Trustees believe represents a fair value.

     Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. None of the Portfolios had when-issued or delayed delivery purchase commitments as of June 30, 2002.

     Investment transactions are accounted for on trade date. Realized gains or losses from investment transactions are reported on an identified cost basis.

DETERMINATION OF CLASS NET ASSET VALUES AND
FINANCIAL HIGHLIGHTS:

     All income, expenses (other than Class A, Class B and Class C distribution and service fees, if applicable), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

     Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment per share data and ratios for the Fund for the entire period by the distribution and service fees applicable to Class A, Class B and Class C shares, only, if applicable.

INVESTMENT INCOME, DEBT DISCOUNT AND PREMIUM

     Dividend income is recorded on the ex-date and interest income is recorded on the accrual basis.

     Effective July 1, 2001, the Portfolios adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting discount and premium on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Portfolios or the Funds, but resulted in reclassifications as follows:


                                                                Increase
                                                               (Decrease)
                                      Increase               Net Unrealized
                                     (Decrease)               Appreciation/
                                        Cost                  Depreciation

SR&F Intermediate Bond Portfolio     $ (12,161)                   $ 12,161
Liberty Intermediate Bond Fund         (12,161)                     12,161
SR&F Income Portfolio                 (285,601)                    285,601
Stein Roe Income Fund                 (285,601)                    285,601
SR&F High Yield Portfolio               101,683                  (101,683)
Stein Roe High Yield Fund                39,860                   (39,860)

     The effect of this change for the year ended June 30, 2002 is as follows:

                                                                Increase
                                              Decrease         (Decrease)
                                            Accumulated            Net
                             Increase            Net           Unrealized
                         Overdistributed      Realized        Appreciation/
                        Investment Income       Loss          Depreciation

SR&F Intermediate
  Bond Portfolio           $(1,040,868)           $ 9,991       $1,030,877
Liberty Intermediate
  Bond Fund                 (1,040,868)             9,991        1,030,877
SR&F Income Portfolio         (241,162)           206,553           34,609
Stein Roe Income Fund         (241,162)           206,553           34,609
SR&F High Yield
  Portfolio                   (223,055)            53,940          169,115
Stein Roe High Yield Fund      (87,438)            21,145           66,293

     The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

DISTRIBUTIONS TO SHAREHOLDERS:

     Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

FEDERAL INCOME TAX:

     No provisions are made for federal income taxes, since (a) the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on methods in compliance with the Internal Revenue Service.

FUTURES CONTRACTS:

     During the year ended June 30, 2002, SR&F Intermediate Bond Portfolio entered into U.S. Treasury futures contracts to either hedge against expected declines in the value of their securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.

     Upon entering into a futures contract, the Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. See SR&F Intermediate Bond Portfolio's Investment Portfolio for a summary of open futures contracts at June 30, 2002. No other Portfolio entered into any futures contracts during the period.

Note 2. Federal Tax Information

     Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-deductible expenses, deferral losses from wash sales, futures and options contracts, paydowns, post-October losses, interest on defaulted bonds and discount accretion/premium amortization on debt securities. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

     For the year ended June 30, 2002, permanent items identified and reclassified among the components of net assets are as follows:

                           Overdistributed     Accumulated
                           Net Investment     Net Realized        Paid-In
                               Income             Loss             Capital

Liberty Intermediate
  Bond Fund                   $199,483          $(199,479)            $ (4)
Stein Roe Income Fund          226,748            302,186         (528,934)
Stein Roe High Yield Fund      (40,248)            (1,804)          42,052

     Net investment income, net realized gains (losses), and net assets were not affected by these reclassifications.

     The tax character of distributions paid during year was as follows:

                             Ordinary         Return of
                              Income            Capital

Liberty Intermediate
  Bond Fund                $42,258,637           $175,102
Stein Roe Income Fund       19,105,093             35,939
Stein Roe High Yield Fund    3,443,242            256,704

     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                         Undistributed       Unrealized
                            Ordinary       Appreciation
                             Income        (Depreciation)*

Liberty Intermediate
  Bond Fund                    $--           $ (1,771,871)
Stein Roe Income Fund           --                130,973
Stein Roe High Yield Fund       --            (13,831,220)

*The difference between book-basis and tax-basis unrealized appreciation (depreciation), if applicable, is attributable primarily to the tax deferral of losses on wash sales.

     The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                             Liberty          Stein Roe         Stein Roe
                        Intermediate Bond      Income          High Yield
Year of Expiration            Fund              Fund              Fund

       2004                 $1,428,406        $        --       $       --
       2005                  1,289,388                 --               --
       2007                         --          6,073,348          757,799
       2008                  1,558,676          5,666,942          738,934
       2009                  3,689,913          4,764,706        2,023,682
       2010                         --                 --        2,216,468
                            ----------        -----------       ----------
       Total                $7,966,383        $16,504,996       $5,736,883
                            ==========        ===========       ==========

     Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 2002, for federal income tax purposes, post-October losses were deferred to July 1, 2002 as follows:

Liberty Intermediate Bond Fund    $ 5,335,169
Stein Roe Income Fund               4,123,641
Stein Roe High Yield Fund             535,701

Note 3. Portfolio Composition

     SR&F Intermediate Bond Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds including debt securities issued by the U.S. government and corporations, and mortgage-backed and asset-backed securities issued by private entities, and generally expects to maintain an expected dollar-weighted average effective maturity between three and ten years. SR&F Income Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds which primarily include medium- or higher-quality debt securities. SR&F High Yield Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, high-risk bonds.

     See each Portfolio's Investment Portfolio for information regarding individual securities as well as industry diversification. See each Portfolio's Portfolio Managers' Report for unaudited information regarding portfolio quality and average maturity.

Note 4. Fees and Compensation Paid to Affiliates

MANAGEMENT & Administration Fees:

     The Portfolios pay monthly management fees and the Funds pay monthly administration fees to Stein Roe & Farnham Incorporated (the "Advisor") for its services as investment advisor and manager.

     The management fee for SR&F Intermediate Bond Portfolio is computed at an annual rate of 0.35% of the Portfolio's average daily net assets. The management fee for SR&F Income Portfolio is 0.50% of the first $100 million of the Portfolio's average daily net assets and 0.475% thereafter. The management fee for SR&F High Yield Portfolio is 0.50% of the first $500 million of the Portfolio's average daily net assets and 0.475% thereafter.

     The administration fee for Liberty Intermediate Bond Fund is computed at an annual rate of 0.15% of the Fund's average daily net assets. The administration fee for Stein Roe Income Fund is 0.15% of the first $100 million of the Fund's average daily net assets and

0.125% thereafter. The administration fee for the Stein Roe High Yield Fund is 0.15% of the first $500 million of the Fund's average daily net assets and 0.125% thereafter.

     On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolios. The Portfolios had obtained approval of a new investment advisory contract by the Portfolios' Board of Trustees and the Funds' shareholders, which became effective upon completion of the sale. The new contracts are identical to the prior contracts in all material respects except for their effective and termination dates.

BOOKKEEPING FEE:

     The Advisor is responsible for providing pricing and bookkeeping services to the Portfolios and the Funds under Pricing and Bookkeeping Agreements. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreements with the Portfolios and the Funds, the Advisor receives from each Portfolio and each Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that a Fund's average daily net assets are more than $50 million, a monthly fee from the Fund equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for the Funds for a monthly fee equal to 0.06% annually of each Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

     The Transfer Agent receives a fixed fee of $6,000 annually from each of the Portfolios.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

     Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Funds' principal underwriter. During the year ended June 30, 2002, the Liberty Intermediate Bond Fund and the Stein Roe High Yield Fund have been advised that the Distributor retained net underwriting discounts of $30,278 and $375, respectively, on sales of the Funds' Class A shares and the Liberty Intermediate Bond Fund received CDSC of $15,087 and $129 on Class B and Class C share redemptions, respectively.

     The Funds have adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month, if applicable.

     For the Liberty Intermediate Bond Fund, the Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75% and 0.75% annually of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee and a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

     The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMIT:

     The Advisor has voluntarily agreed to reimburse the Stein Roe High Yield Fund to the extent that annual expenses exceed 1.00% of the Fund's average daily net assets. This agreement may be modified or terminated by the Advisor at any time.

OTHER:

     Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any other trustee or officer of the Trust who is affiliated with the Advisor.

     The Portfolios have an agreement with their custodian bank under which custody fees were reduced by balance credits for the year ended June 30, 2002. The Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amounts were as follows:

SR&F Intermediate Bond Portfolio                        $12,393
SR&F Income Portfolio                                     5,458
SR&F High Yield Portfolio                                 2,562

Note 5. Investment Transactions

     The aggregate cost of purchases and proceeds from sales of investments, other than long-term U.S. Government securities and short-term obligations, for the year ended June 30, 2002, were as follows:

                                    Purchases             Sales

SR&F Intermediate
  Bond Portfolio               $1,123,633,700        $865,213,372
SR&F Income Portfolio             285,351,171         251,793,552
SR&F High Yield Portfolio         156,918,477         126,064,061

     The aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities for the year ended June 30, 2002, were as follows:

                                    Purchases             Sales

SR&F Intermediate
  Bond Portfolio                 $264,844,031        $265,434,456
SR&F Income Portfolio             109,863,978         107,056,991

     Unrealized appreciation (depreciation) at June 30, 2002, for federal income tax purposes, was:

                               SR&F           SR&F           SR&F
                           Intermediate      Income       High Yield
                          Bond Portfolio    Portfolio      Portfolio

Gross unrealized
  appreciation             $ 23,906,971   $ 8,337,571   $   2,883,525
Gross unrealized
  depreciation              (25,678,842)   (8,206,598)    (16,714,745)
                           ------------   -----------    ------------
Net unrealized appreciation
  (depreciation)           $ (1,771,871)  $   130,973    $(13,831,220)
                           ============   ===========    ============


Note 6. Line of Credit

     The Liberty-Stein Roe Funds Municipal Trust (excluding the Stein Roe Municipal Money Market Fund, Liberty High Income Municipals Fund-Class A, and Stein Roe High-Yield Municipals Fund) and the SR&F Base Trust (excluding the SR&F Cash Reserve Portfolio and SR&F Municipal Money Market Portfolio) (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit is $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.5% per year. In addition, a commitment fee of 0.10% per annum on each Fund's borrowings shall be paid quarterly by each Fund based on the relative asset size of each Fund.

     The commitment fee is included in "Other expenses" on the Statements of Operations, if applicable. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire line of credit at any particular time.

     For the year ended June 30, 2002, the SR&F High Yield Portfolio had an average daily loan balance of $5,113,000 at a weighted average interest rate of 2.44%. SR&F Intermediate Bond Portfolio and SR&F Income Portfolio had no borrowings under the agreement.

Note 7. Subsequent Events

     On July 15, 2002, Stein Roe Income Fund acquired all the net assets of Liberty Income Fund pursuant to a plan of reorganization approved by Liberty Income Fund shareholders on June 28, 2002. All assets of Liberty Income Fund have been transferred to Stein Roe Income Fund in a tax-free exchange and shareholders of Liberty Income Fund have received shares of Stein Roe Income Fund in exchange for their shares as follows:

      Stein Roe
     Income Fund       Liberty Income Fund             Unrealized
     Shares Issued      Net Assets Received           Depreciation1

      13,623,497           $129,014,519               $(1,650,687)


    Net Assets of         Net Assets of              Net Assets of
   Stein Roe Income     Liberty Income Fund         Stein Roe Income
    Fund Prior to        Immediately Prior          Fund Immediately
      Combination         to Combination            After Combination

     $327,547,213          $129,014,519               $456,561,732

1 Unrealized depreciation is included in the Net Assets Received amount above.

     Effective July 15, 2002, Stein Roe Income Fund was renamed Liberty Income Fund. Effective July 15, 2002, prior to the reorganization described above, the pro-rata share of net assets of the SR&F Income Portfolio were distributed to the Stein Roe Income Fund based on allocation methods in compliance with the Internal Revenue Service.

     On July 29, 2002, Liberty High Yield Securities Fund acquired all the net assets of Stein Roe High Yield Fund pursuant to a plan of reorganization approved by Stein Roe High Yield Fund shareholders on June 28, 2002. All assets of Stein Roe High Yield Fund have been transferred to Liberty High Yield Securities Fund in a tax-free exchange and shareholders of Stein Roe High Yield Fund have received shares of Liberty High Yield Securities Fund in exchange for their shares as follows:

     Liberty High           Stein Roe
 Yield Securities Fund    High Yield Fund              Unrealized
     Shares Issued      Net Assets Received           Depreciation1

       9,159,894            $37,005,973               $(5,857,438)


     Net Assets of          Net Assets                 Net Assets
     Liberty High          of Stein Roe                of Liberty
   Yield Securities         High Yield            High Yield Securities
      Fund Prior         Fund Immediately           Fund Immediately
     to Combination    Prior to Combination         After Combination

     $653,647,815           $37,005,973               $690,653,788

1 Unrealized depreciation is included in the Net Assets Received amount above.

     Effective July 29, 2002, prior to the reorganization described above, the pro-rata share of net assets of the SR&F High Yield Portfolio were distributed to the Stein Roe High Yield Fund and the Stein Roe Institutional Client High Yield Fund based on allocation methods in compliance with the Internal Revenue Service.

     Effective July 29, 2002, the Stein Roe Intermediate Bond Fund's Class S shares were renamed Liberty Intermediate Bond Fund Class Z shares.

Financial Highlights

SR&F Intermediate Bond Portfolio

Selected data for a share outstanding throughout each period is as follows:


                                                                                                                PERIOD
                                                                       YEAR ENDED JUNE 30,                       ENDED
                                                     --------------------------------------------------        JUNE 30,
                                                           2002          2001         2000         1999           1998 (a)
                                                     ----------    ----------   ----------   ----------     ----------
Ratios to Average Net Assets:
Expenses (b).........................................      0.37%        0.38%        0.38%        0.36%          0.39%(c)
Net investment income (b)............................      6.64%(d)     7.46%        7.48%        6.41%          6.77%(c)
Portfolio turnover rate..............................       179%         254%         356%         253%            86%(e)

(a)  The Portfolio commenced operations on February 2, 1998.

(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(c   Annualized.

(d)  Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease the ratio of net investment income to average net assets from 6.80% to 6.64%. Ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(e)  Not annualized.


SR&F Income Portfolio

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                 PERIOD
                                                                        YEAR ENDED JUNE 30,                       ENDED
                                                      --------------------------------------------------        JUNE 30,
                                                            2002          2001         2000         1999           1998 (a)
                                                      ----------    ----------   ----------   ----------     ----------
Ratios to Average Net Assets:
Expenses  (b).......................................       0.51%        0.53%        0.52%        0.50%          0.51%(c)
Net investment income (b)...........................       6.90%(d)     7.63%        7.91%        7.17%          7.23%(c)
Portfolio turnover rate.............................        136%         128%         205%         203%            77%(e)

(a)  The Portfolio commenced operations on February 2, 1998.

(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(c)  Annualized.

(d)  Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease the ratio of net investment income to average net assets from 6.98% to 6.90%. Ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(e)  Not annualized.




66-67 SPREAD

SR&F High Yield Portfolio

Selected data for a share outstanding throughout each period is as follows:


                                                                               YEAR ENDED JUNE 30,
                                                       ------------------------------------------------------------------
                                                             2002          2001         2000         1999           1998
                                                       ----------    ----------   ----------   ----------     ----------
Ratios to Average Net Assets:
Expenses (a)..........................................      0.56%        0.60%        0.58%        0.57%          0.65%
Net investment income (a).............................      9.07%(b)    10.54%       11.04%        8.27%          8.13%
Portfolio turnover rate...............................       135%         117%         144%         296%           426%


(a) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(b)  Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease the ratio of net investment income to average net assets from 9.29% to 9.07%. Ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

68-69 SPREAD


Liberty Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                 YEAR       PERIOD
                                                                                                ENDED        ENDED
                                                                                             JUNE 30,     JUNE 30,
Class A                                                                                          2002         2001 (a)
                                                                                           ----------   ----------
Net Asset Value, Beginning of Period.......................................                  $   8.84     $   8.46
                                                                                           ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)..................................................                      0.53(c)      0.56
Net realized and unrealized gain (loss) on investments.....................                     (0.08)(c)     0.36
                                                                                           ----------   ----------
   Total from Investment Operations........................................                      0.45         0.92
                                                                                           ----------   ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income.................................................                     (0.56)       (0.54)
Return of capital..........................................................                        --(d)        --
                                                                                           ----------   ----------
   Total Distributions Declared to Shareholders............................                     (0.56)       (0.54)
                                                                                           ----------   ----------
Net Asset Value, End of Period.............................................                  $   8.73     $   8.84
                                                                                           ==========   ==========
Total return (e)...........................................................                      5.10%(f)    11.19%(g)
                                                                                           ----------   ----------
Ratios to Average Net Assets:
Expenses...................................................................                      1.04%        0.96%(h)
Net investment income......................................................                      5.94%(c)     6.90%(h)
Waiver/reimbursement.......................................................                      0.10%          --
Net assets, end of period (000's)..........................................                 $  32,493    $  12,279

(a)  Class A shares were initially offered on July 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.10% to 5.94%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Annualized.





70-71 SPREAD

Liberty Intermediate Bond Fund

Selected data for a share outstanding throughout the period is as follows:

                                                                   PERIOD
                                                                    ENDED
                                                                 JUNE 30,
Class B                                                          2002 (a)
                                                            ---------------
Net Asset Value, Beginning of Period.......................       $   8.89
                                                                ----------
Income from Investment Operations:
Net investment income (b)(c)...............................           0.18
Net realized and unrealized loss on investments (c)........          (0.13)
                                                                ----------
   Total from Investment Operations........................           0.05
                                                                ----------
Less Distributions Declared to Shareholders:
From net investment income.................................          (0.21)
Return of capital..........................................             --(d)
                                                                ----------
   Total Distributions Declared to Shareholders............          (0.21)
                                                                ----------
Net Asset Value, End of Period.............................       $   8.73
                                                                ==========
Total return (e)(f)........................................           0.51%
                                                                ----------
Ratios to Average Net Assets:
Expenses (g)...............................................           1.83%
Net investment income (c)(g)...............................           5.04%
Net assets, end of period (000's)..........................      $  28,758

(a)  Class B shares were initially offered on February 1, 2002.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.19% to 5.04%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  Annualized.

Liberty Intermediate Bond Fund

Selected data for a share outstanding throughout the period is as follows:

                                                                   PERIOD
                                                                    ENDED
                                                                 JUNE 30,
Class C                                                          2002 (a)
                                                            ---------------
Net Asset Value, Beginning of Period.......................       $   8.89
                                                                ----------
Income from Investment Operations:
Net investment income (b)(c)...............................           0.19
Net realized and unrealized loss on investments (c)........          (0.14)
                                                                ----------
   Total from Investment Operations........................           0.05
                                                                ----------
Less Distributions Declared to Shareholders:
From net investment income.................................          (0.21)
Return of capital..........................................             --(d)
                                                                ----------
   Total Distributions Declared to Shareholders............          (0.21)
                                                                ----------
Net Asset Value, End of Period.............................       $   8.73
                                                                ==========
Total return (e)(f)(g).....................................           0.58%
                                                                ----------
Ratios to Average Net Assets:
Expenses (h)...............................................           1.68%
Net investment income (c)(h)...............................           5.19%
Waiver/reimbursement (h)...................................           0.15%
Net assets, end of period (000's)..........................      $  11,651

(a)  Class C shares were initially offered on February 1, 2002.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.34% to 5.19%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Annualized.

Stein Roe Intermediate Bond Fund, Class S

Selected data for a share outstanding throughout each period is as follows:


                                                                                 YEAR ENDED JUNE 30,
                                                          ---------------------------------------------------------------
Class S                                                         2002         2001         2000         1999          1998
                                                          ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period.....................    $  8.84      $  8.41      $  8.63      $  8.97       $  8.74
                                                          ----------   ----------   ----------   ----------    ----------
Income from Investment Operations:
Net investment income (a)................................       0.55(b)      0.62         0.60         0.56          0.58
Net realized and unrealized gain (loss) on investments...      (0.08)(b)     0.43        (0.22)       (0.33)         0.23
                                                          ----------   ----------   ----------   ----------    ----------
   Total from Investment Operations......................       0.47         1.05         0.38         0.23          0.81
                                                          ----------   ----------   ----------   ----------    ----------
Less Distributions Declared to Shareholders:
From net investment income...............................      (0.58)       (0.62)       (0.60)       (0.57)        (0.58)
Return of capital........................................         --(c)        --           --           --            --
                                                          ----------   ----------   ----------   ----------    ----------
   Total Distributions Declared to Shareholders..........      (0.58)       (0.62)       (0.60)       (0.57)        (0.58)
                                                          ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period...........................    $  8.73      $  8.84      $  8.41      $  8.63       $  8.97
                                                          ==========   ==========   ==========   ==========    ==========
Total return (d).........................................       5.36%       12.86%        4.62%        2.60%         9.51%
                                                          ----------   ----------   ----------   ----------    ----------
Ratios to Average Net Assets:
Expenses.................................................       0.79%        0.72%        0.72%        0.72%         0.72%
Net investment income....................................       6.22%(b)     7.14%        7.16%        6.31%         6.51%
Portfolio turnover rate..................................         --%          --%          --%          --%          138%(e)
Net assets, end of period (000's)........................   $729,580     $514,068     $406,216     $431,123      $437,456

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 6.38% to 6.22%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Prior to commencement of operations of the Portfolio.




74-75 SPREAD


Stein Roe Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                 YEAR       PERIOD
                                                                                                ENDED        ENDED
                                                                                             JUNE 30,     JUNE 30,
Class A                                                                                          2002         2001 (a)
                                                                                           ----------   ----------
Net Asset Value, Beginning of Period.......................................                  $   9.54     $   9.21
                                                                                           ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)..................................................                      0.60(c)      0.61
Net realized and unrealized gain (loss) on investments.....................                     (0.08)(c)     0.32
                                                                                           ----------   ----------
   Total from Investment Operations........................................                      0.52         0.93
                                                                                           ----------   ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income.................................................                     (0.62)       (0.60)
Return of capital..........................................................                        --(d)        --
                                                                                           ----------   ----------
   Total Distributions Declared to Shareholders............................                     (0.62)       (0.60)
                                                                                           ----------   ----------
Net Asset Value, End of Period.............................................                  $   9.44     $   9.54
                                                                                           ==========   ==========
Total return (e)...........................................................                      5.53%       10.41%(f)
                                                                                           ----------   ----------
Ratios to Average Net Assets:
Expenses...................................................................                      1.10%        1.12%(g)
Net investment income......................................................                      6.32%(c)     7.08%(g)
Net assets, end of period (000's)..........................................                  $    204     $      1

(a)  Class A shares were initially offered on July 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.40% to 6.32%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(d)  Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Annualized.




76-77 SPREAD


Stein Roe Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                  YEAR ENDED JUNE 30,
                                                          ----------------------------------------------------------------
Class S                                                          2002         2001         2000         1999          1998
                                                           ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period....................      $  9.54      $  9.15      $  9.41     $  10.03       $  9.88
                                                           ----------   ----------   ----------   ----------    ----------
Income from Investment Operations:
Net investment income (a)...............................         0.63(b)      0.69         0.70         0.67          0.69
Net realized and unrealized gain (loss) on investments..        (0.09)(b)     0.39        (0.26)       (0.62)         0.15
                                                           ----------   ----------   ----------   ----------    ----------
   Total from Investment Operations.....................         0.54         1.08         0.44         0.05          0.84
                                                           ----------   ----------   ----------   ----------    ----------
Less Distributions Declared to Shareholders:
From net investment income..............................        (0.64)       (0.69)       (0.70)       (0.67)        (0.69)
Return of capital.......................................           --(c)        --           --           --            --
                                                           ----------   ----------   ----------   ----------    ----------
   Total Distributions Declared to Shareholders.........        (0.64)       (0.69)       (0.70)       (0.67)        (0.69)
                                                           ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period..........................      $  9.44      $  9.54      $  9.15      $  9.41      $  10.03
                                                           ==========   ==========   ==========   ==========    ==========
Total return (d)........................................         5.80%       12.20%        4.92%        0.52%         8.72%
                                                           ----------   ----------   ----------   ----------    ----------
Ratios to Average Net Assets:

Expenses................................................         0.85%        0.86%        0.86%        0.84%         0.83%
Net investment income...................................         6.57%(b)     7.32%        7.58%        6.91%         6.89%
Portfolio turnover rate.................................           --           --           --           --            59%(e)
Net assets, end of period (000's).......................     $327,121     $266,091     $227,090     $294,640      $448,403


(a) Per share data was calculated using average shares outstanding during the period.

(b)  Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.65% to 6.57%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Prior to commencement of operations of the Portfolio.




78-79 SPREAD



Stein Roe High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                 YEAR       PERIOD
                                                                                                ENDED        ENDED
                                                                                             JUNE 30,     JUNE 30,
Class A                                                                                          2002         2001 (a)
                                                                                           ----------   ----------
Net Asset Value, Beginning of Period.......................................                  $   7.84     $   9.17
                                                                                           ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)..................................................                      0.62(c)      0.73
Net realized and unrealized loss on investments............................                     (0.57)(c)    (1.23)
                                                                                           ----------   ----------
   Total from Investment Operations........................................                      0.05        (0.50)
                                                                                           ----------   ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income.................................................                     (0.60)       (0.83)
Return of capital..........................................................                     (0.05)          --
                                                                                           ----------   ----------
   Total Distributions Declared to Shareholders............................                     (0.65)       (0.83)
                                                                                           ----------   ----------
Net Asset Value, End of Period.............................................                  $   7.24     $   7.84
                                                                                           ==========   ==========
Total return (d)(e)........................................................                      0.60%       (5.51)%(f)
                                                                                           ----------   ----------
Ratios to Average Net Assets:
Expenses...................................................................                      1.25%        1.25%(g)
Net investment income......................................................                      8.19%(c)    10.03%(g)
Waiver/reimbursement.......................................................                      0.18%        0.29%(g)
Net assets, end of period (000's)..........................................                    $  182        $  90

(a)  Class A shares were initially offered on July 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.40% to 8.19%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized




80-81 SPREAD


Stein Roe High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                  YEAR ENDED JUNE 30,
                                                           ---------------------------------------------------------------
Class S                                                          2002         2001         2000         1999          1998
                                                           ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period.....................     $  7.85      $  9.15     $  10.15     $  11.00      $  10.54
                                                           ----------   ----------   ----------   ----------    ----------
Income from Investment Operations:
Net investment income (a)................................        0.62(b)      0.86         1.05         0.85          0.85
Net realized and unrealized gain (loss) on investments...       (0.84)(b)    (1.30)       (0.99)       (0.53)         0.61
                                                           ----------   ----------   ----------   ----------    ----------
   Total from Investment Operations......................       (0.22)       (0.44)        0.06         0.32          1.46
                                                           ----------   ----------   ----------   ----------    ----------
Less Distributions Declared to Shareholders:
From net investment income...............................       (0.62)       (0.86)       (1.06)       (0.85)        (0.85)
From net realized gains..................................          --           --           --        (0.32)        (0.15)
Return of capital........................................       (0.05)       --           --           --            --
                                                           ----------   ----------   ----------   ----------    ----------
   Total Distributions Declared to Shareholders..........       (0.67)       (0.86)       (1.06)       (1.17)        (1.00)
                                                           ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period...........................     $  6.96      $  7.85      $  9.15     $  10.15      $  11.00
                                                           ==========   ==========   ==========   ==========    ==========
Total return (c)(d)......................................       (2.86)%      (4.99)%       0.45%        3.50%        14.38%
                                                           ----------   ----------   ----------   ----------    ----------
Ratios to Average Net Assets:
Expenses.................................................        1.00%        1.00%        1.00%        1.00%         1.00%
Net investment income....................................        8.44%(b)    10.14%       10.66%        8.23%         7.79%
Waiver/reimbursement.....................................        0.18%        0.25%        0.20%        0.22%         0.32%
Net assets, end of period (000's)........................   $  39,196    $  18,975    $  35,675    $  32,766     $  41,471


(a) Per share data was calculated using average shares outstanding during the period.

(b)  Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.65% to 8.44%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(c) Had the Advisor not waived a portion of expenses, total return would have been reduced.

(d)  Total return at net asset value assuming all distributions reinvested.

82-83 SPREAD

Report Of Ernest & Young LLP
Independent Auditors

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

     To the Shareholders, Holders of Investors' Beneficial Interests and Board of Trustees of:

     Liberty-Stein Roe Funds Income Trust
         Liberty Intermediate Bond Fund
         Stein Roe Income Fund
         Stein Roe High Yield Fund

     SR&F Base Trust
         SR&F Intermediate Bond Portfolio
         SR&F Income Portfolio
         SR&F High Yield Portfolio

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio (three series of SR&FBase Trust) and the accompanying statements of assets and liabilities of Liberty Intermediate Bond Fund (formerly, Stein Roe Intermediate Bond Fund), Stein Roe Income Fund, and Stein Roe High Yield Fund (three series of Liberty-Stein Roe Funds Income Trust) as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of Liberty-Stein Roe Funds Income Trust and SR&F Base Trust at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets, for each of the two years in the period then ended and their financial highlights for the periods indicated therein, in conformity with

/s/ Ernst & Young LLP

     Boston, Massachusetts
     August 16, 2002

                       This page intentionally left blank

Trustees

Trustees

     The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Stein Roe Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Stein Roe funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-338-2550.


                                         Year first                                         Number of portfolios
                                         elected or                                           in fund complex        Other
                          Position with   appointed  Principal occupation(s)                     overseen by     directorships
Name, address and age    Stein Roe Funds  to office  uring past five years                        trustee           held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)      Trustee    1996   President of UAL Loyalty Services and Executive     101              None
c/o Liberty Funds Group LLC                       Vice President of United Airlines (airline) since
One Financial Center                              September 2001 (formerly Executive Vice
Boston, MA 02111                                  President from July 1999 to September 2001);
                                                  Chief Financial Officer of United Airlines since
                                                  July 1999; Senior Vice President and Chief
                                                  Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44)   Trustee    1996   Executive Vice President--Corporate Development     101              None
c/o Liberty Funds Group LLC                       and Administration, General Counsel and
One Financial Center                              Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                  since September 1999; Senior Vice President,
                                                  Secretary and General Counsel, Sara Lee
                                                  Corporation (branded, packaged, consumer-
                                                  products manufacturer) prior thereto

Richard W. Lowry (age 66)       Trustee    2000   Private Investor since 1987 (formerly               103              None
c/o Liberty Funds Group LLC                       Chairman and Chief Executive Officer, U.S.
One Financial Center                              Plywood Corporation [building products
Boston, MA 02111                                  manufacturer])

Salvatore Macera (age 71)       Trustee    2000   Private Investor since 1981 (formerly Executive     101              None
c/o Liberty Funds Group LLC                       Vice President and Director of Itek Corporation
One Financial Center                              (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 59)      Trustee    1981   Van Voorhis Professor, Department of Economics,     101              None
c/o Liberty Funds Group LLC                       University of Washington; consultant on
One Financial Center                              econometric and statistical matters
Boston, MA 02111

John J. Neuhauser (age 59)      Trustee    2000   Academic Vice President and Dean of Faculties       103          Saucony, Inc.
c/o Liberty Funds Group LLC                       since August 1999, Boston College (formerly                  (athletic footwear)
One Financial Center                              Dean, Boston College School of Management                      SkillSoft Corp.
Boston, MA 02111                                  from September 1977 to September 1999)                          (e-learning)







86-87 SPREAD


                                         Year first                                         Number of portfolios
                                         elected or                                           in fund complex       Other
                          Position with   appointed   Principal occupation(s)                     overseen by    directorships
Name, address and age     Liberty Funds  to office    during past five years                        trustee          held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)
Thomas E. Stitzel (age 66)      Trustee    2000   Business Consultant since 1999 (formerly            101           None
c/o Liberty Funds Group LLC                       Professor of Finance from 1975 to 1999 and Dean
One Financial Center                              from 1977 to 1991, College of Business, Boise
Boston, MA 02111                                  State University); Chartered Financial Analyst

Thomas C. Theobald (age 65)     Trustee    1996   Managing Director, William Blair Capital Partners   101      Xerox Corporation
c/o Liberty Funds Group LLC                       (private equity investing) since 1994 (formerly            business products and
One Financial Center                              Chief Executive Officer and Chairman of the                 services), Anixter
Boston, MA 02111                                  Board of Directors, Continental Bank Corporation)          International (network
                                                                                                               support equipment
                                                                                                            distributor), Jones Lang
                                                                                                        LaSalle (real estate manage-
                                                                                                            ment services) and MONY
                                                                                                            Group (life insurance).

Anne-Lee Verville (age 57)      Trustee    2000   Author and speaker on educational systems needs    101    Chairman of the Board of
c/o Liberty Funds Group LLC                       (formerly General Manager, Global Education               Directors, Enesco Group,
One Financial Center                              Industry from 1994 to 1997, and President,            Inc. (designer, importer and
Boston, MA 02111                                  Applications Solutions Division from 1991 to           distributor of giftware and
                                                  1994, IBM Corporation [global education and                    collectibles)
                                                  global applications])

INTERESTED TRUSTEES

William E. Mayer* (age 62)      Trustee    2000   Managing Partner, Park Avenue Equity Partners      103  Lee Enterprises (print and
c/o Liberty Funds Group LLC                       (private equity fund) since February 1999                   online media), WR
One Financial Center                              (formerly Founding Partner, Development Capital         Hambrecht + Co. (financial
Boston, MA 02111                                  LLC from November 1996 to February 1999;                 service provider), First
                                                  Dean and Professor, College of Business and           Health (health care) Systech
                                                  Management, University of Maryland from                  Retail Systems (retail
                                                  October 1992 to November 1996)                       industry technology provider)

Joseph R. Palombo* (age 49)     Trustee    2000   Chief Operating Officer of Columbia Management     101               None
One Financial Center              and             Group, Inc. (Columbia Management Group) since
Boston, MA 02111               Chairman           November 2001; formerly Chief Operations Officer of
                                of the            Mutual Funds, Liberty Board Financial Companies, Inc.
                                 Board            from August 2000 to November 2001; Executive Vice
                                                  President of The Advisor since April 1999; Executive Vice
                                                  President and Director of Colonial Management Associates,
                                                  Inc. since April 1999; Executive Vice President
                                                  and Chief Administrative Officer of Liberty Funds Group
                                                  LLC (LFG) since April 1999; Director of The Advisor since
                                                  September 2000; Trustee and Chairman of the Board of
                                                  Stein Roe Mutual Funds since October 2000; Manager of
                                                  Stein Roe Floating Rate Limited Liability Company since
                                                  October 2000 (formerly Vice President of Liberty Funds from
                                                  April 1999 to August 2000; Chief Operating Officer and
                                                  Chief Compliance Officer, Putnam Mutual Funds from
                                                  December 1993 to March 1999)


*    Mr. Mayer is an "interested person" (as defined in the Investment Company
     Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht +
     Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.






88-89 SPREAD


Officers

Officers

                                          Year first
                                          elected or
                          Position with    appointed
Name, address and age     Liberty Funds    to office  Principal occupation(s) during past five years
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Keith T. Banks (age 46)          President     2001   President of Liberty and Stein Roe Funds since November 2001; Chief Investment
Columbia Management Group, Inc.                       Officer and Chief Executive Officer of Columbia Management Group since 2000
590 Madison Avenue, 36th Floor                        (formerly Managing Director and Head of U.S. Equity, J.P. Morgan Investment
Mail Stop NY EH 30636A                                Management from November 1996 to August 2000).
New York, NY 10022

Vicki L. Benjamin (age 41)         Chief       2001   Controller of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds
One Financial Center            Accounting            since May 2002; Chief Accounting Officer of the Liberty Funds and Liberty
Boston, MA 02111                Officer and           All-Star Funds since June 2001; Vice President of LFG since April 2001
                                Controller            (formerly Vice President, Corporate Audit, State Street Bank and Trust Company
                                                      from May 1998 to April 2001; Audit Manager from July 1994 to June 1997; Senior
                                                      Audit Manager from July 1997 to May 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (age 38)    Treasurer     2000   Treasurer of the Liberty Funds and Liberty All-Star Funds since December 2000
One Financial Center                                  (formerly Controller of the Liberty Funds and Liberty All-Star Funds from
Boston, MA 02111                                      February 1998 to October 2000); Treasurer of Stein Roe Funds since February
                                                      2001 (formerly Controller from May 2000 to February 2001); Senior Vice
                                                      President of LFG since January 2001 (formerly Vice President from April 2000 to January 2001; Vice President of the Advisor from February 1998 to October
                                                      2000; Senior Tax Manager; Coopers & Lybrand, LLP from April 1996 to January
                                                      1998).

Jean S. Loewenberg (age 57)      Secretary     2002   Secretary of Liberty Funds, Stein Roe Funds and Liberty All-Star Funds since
One Financial Center                                  February 2002; Senior Vice President and Group Senior Counsel, Fleet National
Boston, MA 02111                                      Bank since November 1996.


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Transfer Agent

Important Information About This Report
The Transfer Agent for Stein Roe Taxable Bond Funds is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

Please make a note of our new mailing address, effective immediately.

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.

Annual Report:
Stein Roe Taxable Bond Funds

93

[logo: STEIN ROE MUTUAL FUNDS]


One Financial Center
Boston, MA 02111-2621
800-338-2550



DIR-02/335K-0602 (08/02)
02/1617